United States Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Amendment No. 1)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission

Only (as permitted by Rule14a-6(e)(2)).

☐

Definitive Proxy Statement

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Definitive Additional Materials

☐

Soliciting Material Under Rule 14a-12

WEBB MORTGAGE DEPOT, INC.

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:  $10.00

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.  ☐

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

PRELIMINARY PROXY MATERIALS

WEBB MORTGAGE DEPOT, INC.

155 Wilson Lake Road

Mooresville, North Carolina 28117

(800) 952-8706

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On __, 2005

To the Shareholders of WEBB MORTGAGE DEPOT, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of WEBB MORTGAGE DEPOT, INC. (the “Company”), a Florida corporation, will be held on __________, at __________, at__________ for the following purposes:

1.

To consider and vote upon the approval of the principal terms of a Share – for – Share Exchange Agreement between Webb Mortgage Depot, Inc. (the “Company”), Byron Webb, Medical Connections, Inc. (“Medical Connections”) and the shareholders of Medical Connections whereby the shareholders of Medical Connections will be issued up to 444,600 shares of the Company’s Common Stock so that, immediately post-closing, the former shareholders of Medical Connections will own approximately 95% of the Company’s issued and outstanding Common Stock and Medical Connections will become its wholly owned subsidiary. Approval of this proposal also constitutes approval of the payment of $200,000 to Byron Webb in consideration for the cancellation of all shares of the Company’s common stock currently owned by Mr. Web. (“Proposal No. 1”).

2.

Approve the election of Joseph J. Azzata and Anthony J. Nicolosi, the current members of the board of directors of Medical Connections to serve as directors of our Company. (“Proposal No. 2”). This proposal is conditional upon the approval of Proposal one and three.

3.

To approve a 100 to 1 reverse split of the Company’s common stock while retaining the authorized shares of 25 million, so that upon closing and prior to the issuance of any shares to the Medical Connections’ shareholders, there will be approximately 23,400 shares of our Company’s common stock issued and outstanding. (“Proposal No. 3”).

4.

Assuming that Proposal No. 1 is approved, to approve an amendment to the Company’s Articles of Incorporation, as amended, to change the Company’s name to Medical Connections, Inc. (“Proposal No. 4”).

The Board of Directors has fixed the close of business on ____________ as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Only holders of record of Common Stock of the Company at the close of business on the record date will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

The Company’s Board of Directors has unanimously approved, and recommends a vote IN FAVOR of, the proposed Agreement and charter amendments.

All shareholders are cordially invited to attend the Special Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

Sincerely,

Byron Webb, President

TABLE OF CONTENTS

Page

SUMMARY OF THE TRANSACTION

1

INTRODUCTION

1

SHARE – FOR – SHARE EXCHANGE AGREEMENT

3

PROPOSAL NO. 1 - THE SHARE – FOR – SHARE EXCHANGE AGREEMENT

5

DESCRIPTION OF WEBB MORTGAGE DEPOT, INC. COMMON STOCK

8

DISSENTERS’ OR APPRAISAL RIGHTS

8

WEBB MORTGAGE DEPOT, INC.

10

MEDICAL CONNECTIONS, INC.

14

PRINCIPAL SHAREHOLDERS

20

PRO FORMA INFORMATION

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PROPOSAL NO. 2 - THE ELECTION OF ANTHONY J. NICOLOSI AND

JOSEPH AZZATA AS MEMBERS OF OUR BOARD OF DIRECTORS

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PROPOSAL NO. 3 - APPROVE A REVERSE STOCK SPILT OF 100:1 WHILE

MAINTAINING THE CURRENT NUMBER OF AUTHORIZED SHARES

AT 25 MILLION

22

PROPOSAL NO. 4 - AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION TO CHANGE OUR CORPORATE NAME TO MEDICAL

CONNECTIONS, INC.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

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WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

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SCHEDULE OF EXHIBITS

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SUMMARY OF THE TRANSACTION

The following summarizes the principal terms of the proposed Share – for – Share Exchange Agreement between Webb Mortgage Depot, Inc., a Florida Corporation; Byron Webb; Medical Connections, Inc., a Florida corporation and the shareholders of Medical Connections. This summary term sheet does not contain all of the information that may be important for you to consider when evaluating the merits of the Agreement. You are encouraged to read this proxy statement, including the Exhibits attached herein, in its entirety before voting.

•

You are being asked to approve and ratify the Share – for – Share Exchange Agreement dated August 1, 2005 (the “Agreement”) pursuant to which we will issue to the Medical Connection shareholders in exchange for all of the issued and outstanding shares of Medical Connections, approximately 444,600 shares of our common stock, which upon issuance will represent approximately 95% of our issued and outstanding stock. For a more complete discussion of the Agreement and Medical Connections’ operations, see the description thereof under “The Agreement” and “Business” description.

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We will redeem all of the issued and outstanding shares of our Common Stock currently owned by Byron Webb and pay him a total of $200,000. The source of the funds will be from Medical Connections.

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We will amend our articles of incorporation and change our name to Medical Connections, Inc.

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We will authorize a reverse split of our common stock on a 100 to 1 basis with odd lots being rounded up so that immediately preceding closing, there will be approximately 23,400 shares of common stock issued and outstanding with the authorized shares remaining unchanged at 25,000,000.

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All of our current officers and directors will tender their resignations and Joseph Azzata and Anthony Nicolosi, the current directors of Medical Connections will become officers and directors of Webb Mortgage.

INTRODUCTION

This Proxy Statement, the Notice of Special Meeting and the proxy card are being furnished to the Shareholders of WEBB MORTGAGE DEPOT, INC., a Florida corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held at at. The telephone number of the Company at its principal executive offices is (800)952-8706.

Purpose of the Meeting

At the Special Meeting, the Company’s shareholders will be asked to consider four proposals. Proposal No. 1 is to consider and vote upon the approval of the principal terms of a share for share exchange agreement (the “Agreement”) between the Company, Byron Webb, Medical Connections and the holders of all of the issued and outstanding shares of common stock of Medical Connections pursuant to which Webb Mortgage will acquire all of the issued and outstanding shares of common stock of Medical Connections and the Medical Connections shareholders will be issued up to 444,600 shares of our common stock so that, immediately following Closing, the former shareholders of Medical Connections will own approximately 95%of the Company’s issued and outstanding Common Stock. Shareholders will also be asked to vote upon the election of new directors. All directors to be nominated are currently directors of Medical Connections. Concurrent with the Closing, our president, Byron Webb, will be required to tender 1,831,000 pre-split shares of our common stock to the Company for redemption. Mr. Webb will be paid a total of $200,000 for the redemption of all of his shares. Funds for the redemption of Mr. Webb’s stock are being provided by Medical Connections.

Proposal No. 2 will be to nominate Joseph Azzata and Anthony Nicolosi as our new directors. Both Mr. Azzata and Mr. Nicolosi currently serve as officers and directors of Medical Connections.

Proposal No. 3 will be to authorize a 100 to 1 reverse stock split with odd lots being rounded up. The reverse stock split will only be effective if we are able to close on our transaction with Medical Connections and its shareholders. There will be no change in the number of authorized shares of our common stock.

The Agreement cannot be consummated without approval of the second proposal.

Assuming the Proposal No. 1  is approved, Proposal No. 4 will be to consider an amendment to the Company’s Articles of Incorporation, as amended, to change the Company’s name to “Medical Connection, Inc.”

Solicitation of Proxies; Record Date; Proxies

Only holders of shares of the Company’s Common Stock on 2005, the record date for the meeting, are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. As of the record date, there were 4,209,144 shares issued and outstanding. These proxy materials are first being sent to the Company’s shareholders on or about __, 2005.

All expenses of the Company associated with this solicitation will be borne by Medical Connections.

Each of Byron Webb and Harvey Judkowitz with full power of substitution, have been designated by the Board of Directors to vote your proxy. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the shareholder as provided in the proxy card, in accordance with the specification so made. Proxies submitted without specification will be voted IN FAVOR of each of the three proposals described above.

Revocation of Proxies

A shareholder may revoke a proxy by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Special Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

Voting at the Meeting; Quorum

Each share of the Company’s Common Stock outstanding on the record date is entitled to one vote per share at the Special Meeting. Shares registered in the names of brokers or other “street name” nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered “shares present” as to the matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as “broker non-votes”). For purposes of determining the existence of a quorum, abstentions from voting identified as such on the proxy card and broker non-votes are treated as present at the Special Meeting. There is no cumulative voting on the matters to be presented at the Special Meeting.

The presence in person or by properly executed proxies of holders of at least a majority of votes entitled to be cast at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

Required Vote

Each proposal to be voted on at the Special Meeting must be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the meeting. Abstentions and broker non-votes will not be voted for or against any of the proposals at the Special Meeting but will have the effect of a negative vote because the vote of holders of a majority of the votes entitled to be cast at the meeting (not a majority of the votes present at the Special Meeting) is required to approve each proposal.

As of the record date, Byron Webb beneficially owned 1,831,000 shares of our Common Stock and Harvey Judkowitz, a director owned 20,000 shares of our common stock.

As of the record date, there were 4,209,144 shares of the Company’s Common Stock issued and outstanding. Thus, as of the record date, our current Board of Directors controlled 1,851,000 shares of the Company’s issued and outstanding Common Stock, representing approximately 44% of the Company’s issued and outstanding Common Stock as of that date. Although there is no formalized agreement to do so, each of such persons has indicated to the Company that he will vote in favor of each of Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4.

THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING OF SHAREHOLDERS ARE OF GREAT IMPORTANCE TO THE COMPANY AND ITS SHAREHOLDERS. ACCORDINGLY, YOU ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

SHARE – FOR – SHARE EXCHANGE AGREEMENT

Forward Looking Statements

Certain statements included in this Proxy Statement regarding Medical Connections or the Company that are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated operations after consummation of the Agreement. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management, and words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of our current or proposed business activities.

Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

Background of the Agreement

Except with respect to the Agreement between our Company, Byron Webb, Medical Connections and its shareholders, during the past two years there have been no agreements, consolidations, acquisitions, tender offers or any material agreements of any kind or nature which were entered into between Webb Mortgage and Medical Connection and any of its officers or directors.

Reasons for the Agreement; Board Recommendation

Your Board of Directors does not believe that the Company’s current business operations can be sustained or expanded as long as we continue to incur professional fees, both legal and accounting, which are required in order for us to comply with applicable rules and regulations as promulgated by the Securities and Exchange Commission and to the NASDAQ Over-the-Counter Bulletin Board. We believe that greater opportunities exist if we identify a new business opportunity which will likely become the major source of revenues for the Company. We will continue to operate the mortgage business.

Your Board of Directors has determined that the only way to sustain operations and provide value to our shareholders is to be acquired by an operating company seeking the benefits of a public market. We believe that the transaction with Medical Connections represents such an opportunity.

Following issuance of the shares of common stock to the Medical Connection shareholders, our current shareholders will own approximately five percent (5%) of the issued and outstanding common stock of Medical Connections. You will not be required to pay any consideration to retain this equity interest. Your shares will however be reverse split on a 100 to 1 basis.

As part of the acquisition of the Medical Connections, we will redeem all of the shares of our common stock currently owned by our president, Byron Webb, at a cost of $200,000 or approximately $0.11 per share. The redemption of these shares is a condition precedent to closing as our current equity structure was not suitable to the Medical Connection shareholders. As a result, Medical Connections is paying Mr. Webb $200,000 for the redemption of his shares. We do not believe that we could close the transaction with Medical Connections without the cancellation of these shares.

The Board of Directors of the Company recommends a vote in favor of the Agreement.

Effects of the Agreement

Immediately following the closing of the Agreement, the current shareholders of the Company (exclusive of Byron Webb) will own approximately 5% of the issued and outstanding shares of the Common Stock of the Company. The Company has no commitment to issue to any of its current officers or Directors any shares of the issued and outstanding shares of the Common Stock of the Company and all of such persons will be required to resign said management positions effective as of the closing date.

Immediately following the closing of the Agreement the following shareholders will beneficially own a minimum of 5% of our outstanding common stock.

Name of Shareholder	No. of Shares	Percentage of Ownership

Joseph J. Azzata	164,475	35.14%
Anthony J. Nicolosi	164,475	35.14%

The following table sets forth the anticipated share issuance to officers and directors.

Name of Officer or Director	No. of Shares	Percentage of Ownership

Joseph J. Azzata	164,475	35.14%
Anthony J. Nicolosi	164,475	35.14%

Conduct of the Company after the Closing

If the Agreement is approved, the operations of the public company will be conducted under the name Medical Connections, Inc. We will continue to conduct our mortgage activities under the name “Webb Mortgage Direct.” For a complete description of what our activities will be following the closing of the Agreement, see the description of business for Medical Connections and Webb Mortgage Depot.

Certain Federal Income Tax Consequences

The following is a summary of the material anticipated federal income tax consequences as a result of the Agreement. This summary is based upon existing law which is subject to change by legislation, administrative action and judicial decision, and is necessarily general. In addition, this summary does not address any consequences of the Agreement under any state, local or foreign tax laws. Accordingly, this summary is not intended as tax advice to any person or entity, and we advise you to consult with your own tax advisor for more detailed information relating to your individual tax circumstances.

It is our understanding that the issuance of our shares of common stock in exchange for all of the issued and outstanding common stock of Medical Connections will be treated as a tax free exchange under applicable federal tax laws and regulations. As a result of such tax treatment, no gain or loss should be recognized by our Company, its shareholders, Medical Connections or its shareholders.

Shareholders are urged to contact their own professional tax advisor or accountant to discuss the impact of the proposed transaction on their own individual tax situations.

Redemption Treatment for Shareholders exercising Dissenters Rights

For federal income tax purposes, Medical Connections will be deemed to be the source of cash consideration for payments in satisfaction of dissenters’ rights. Therefore, to the extent that cash received by a stockholder is from Medical Connections or deemed to be from Medical Connections, the receipt of cash in exchange for such stockholder’s common stock in the Agreement or in satisfaction of dissenters’ rights will be treated as a redemption of common stock taxable for federal income tax purposes as determined under section 302 of the Internal Revenue Code of 1986, as amended (“Code”).

Section 302(d) of the Code provides that if the receipt of redemption payments has the effect of a distribution of property, then cash distributed will be treated as a dividend taxable under section 301 of the Code as ordinary income to a stockholder receiving such cash payments, generally to the extent of the stockholder’s share of undistributed accumulated earnings and profits of the company. The remainder, if any, will be treated first as a recovery of basis in a stockholder’s common stock, and second as capital gain arising from the sale or exchange of property. The determination of whether or not the receipt of cash payments has the effect of a distribution of a dividend will depend on each stockholder’s particular circumstances and is made by applying the dividend equivalency tests of section 302 of the Code.

Under section 302 of the Code, a stockholder receiving a cash payment as a redemption will not be treated as having received a dividend equivalent distribution if the transaction:

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results in a “complete redemption” of the stockholder’s equity interest in the company;

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results in a “substantially disproportionate” redemption with respect to the stockholder; or

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is “not essentially equivalent to a dividend” with respect to the stockholder.

If a stockholder receives only cash payments and satisfies any of the section 302 tests described above, the stockholder will be treated as if it sold its common stock and will recognize capital gain or loss as described above.

PROPOSAL NO. 1 - THE SHARE – FOR – SHARE EXCHANGE AGREEMENT

General

The following description of the “Agreement” does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Proxy Statement as Schedule A and is incorporated herein by reference. We urge each of you to read the Agreement carefully.

The Agreement

The Agreement provides that, subject to the approval of the principal terms of the Agreement by our shareholders and approval by the Medical Connections shareholders, and the satisfaction or waiver of certain conditions to the closing, Medical Connections will become a wholly owned subsidiary of our Company. At the closing of the Agreement, the stock conversions described below will become effective.

Subject to compliance with all conditions precedent, closing of the transaction will take place when each Medical Connection shareholder has executed the Agreement and duly tendered their certificates to our company.

Conversion and Exchange of Shares

At the closing of the Agreement, each issued and outstanding share of the common stock of Medical Connections (8,109,416 in total) shall be cancelled and converted into the right to receive 0.05482 shares of the Company’s Common Stock, subject to adjustment as herein described. The maximum number of shares of the Company’s Common Stock to be issued to the Medical Connection stockholders is not to exceed 444,600 shares after consideration of the 100 to 1 reverse split. However, the intent of the Agreement is that the number of shares issued to the Medical Connection shareholders will represent post closing approximately 95% of our issued and outstanding Common Stock of the Company on a fully-diluted basis. Thus, the maximum number of shares of the

Company’s Common Stock to be issued pursuant to the Agreement is to be adjusted either upwards or downwards to the extent necessary to ensure that the number of shares so issued, when rounded up to the next whole share, represents 95% of the Company’s Common Stock immediately post-Agreement.

Fractional Shares

If any Medical Connections’ shareholder is entitled to receive a fractional share of the Common Stock of the Company pursuant to the Agreement (after aggregating all fractional shares of the Company’s Common Stock to be received by a holder), then such shareholder will be entitled to receive one whole share of the Company’s Common Stock if such holder otherwise would have been entitled to receive or purchase one-half or more of a share of the Company’s Common Stock. Otherwise, such shareholder shall not be entitled to received or purchase any additional shares or fractional shares of the Company’s Common Stock.

Surrender of Shares

Each former holder of the common stock of Medical Connections who surrenders the certificates representing those shares to the Company or our transfer agent for cancellation will be entitled to receive in exchange thereof (i) as promptly as practicable after the closing, certificates representing that shareholder’s proportionate number of shares of the Company’s Common Stock for each share of Medical Connection’s common stock surrendered. If the shares of the Company’s Common Stock (or any portion thereof) are to be delivered to any person other than the person in whose name the certificate or certificates representing former shares of Medical Connection’s common stock surrendered in exchange therefor are registered, in addition to any other requirements of applicable law, it shall be a condition to such exchange that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to the Company or its transfer agent any transfer or other taxes required by reason of the delivery of such shares to a person other than the registered holder of the Medical Connections’ certificate or certificates surrendered, or shall establish to the satisfaction of the Company or its transfer agent that such tax has been paid or is not applicable.

Unless and until the certificates representing Medical Connections’ common stock prior to the closing are surrendered as described above, any dividends or other distributions, if any, payable as of any date subsequent to the closing will not be paid to the holders of such unsurrendered certificates. However, upon such surrender, there shall be paid to the record holder of the former Medical Connections’ common stock, the full amount, without any interest thereon, of the dividends and any other distributions (including, without limitation, any shares issued in connection with stock split-ups or other recapitalizations) referred to above which theretofore became payable with respect to the number of shares of the Company’s Common Stock represented by such surrendered certificate. Furthermore, upon such surrender, there shall be paid to such record holder, on the payment date therefor, the amount of any such dividend or other distribution with respect to such number of shares, if the record date for the determination of the stockholders entitled to such dividend or other distribution shall be prior to the date of the surrender of such certificate but the payment date of such dividend shall be subsequent to the date upon which the certificate is surrendered.

Under the terms of the Agreement, the officers and directors of Medical Connections immediately prior to the closing of the Agreement will become the officers and directors of Webb Mortgage Depot. Each of such directors shall serve in such capacity from the closing until the next annual meeting of shareholders and their successors have been elected and qualified. Each of such officers will hold such office or offices from the Effective Time until the next annual meeting of directors and until their successors shave been elected or appointed and qualified.

The Agreement also contemplates that each of the current Directors and officers of the Company will resign effective as of the closing. Effective as of the closing date, the authorized number of directors of the Company’s Board of Directors will remain unchanged and the following individuals will become the new directors and officers of the Company:

Joseph J. Azzata, (45) Chief Executive Officer/Director. For nearly ten years, Mr. Azzata has been in the investment banking and brokerage industry, and in 1998 co-founded the firm of Emerson Bennett & Associates, Inc., of Fort Lauderdale, Florida, serving as COO. Emerson Bennett was later acquired by Cardinal Capital Management, Inc. where he continued to work until devoting all of his time to the operations of Medical

Connections. As a founding member and CEO of Medical Connections, Mr. Azzata’s responsibilities include raising capital, developing new client contacts, as well as developing new office locations, and structuring joint ventures with other staffing companies. Chief among Mr. Azzata’s many tasks will be to forge strategic alliances with larger healthcare staffing organizations that may be interested in eventually acquiring Medical Connections.

Anthony J. Nicolosi, (34) President/Director. With more than 12 years experience in investment banking and brokerage, Mr. Nicolosi previously served as president and CEO of Capital Market Partners, Inc. in Pompano Beach, Florida. Mr. Nicolosi also served as a Financial Executive with Citicorp Investment Services of Dania Beach, Florida. Mr. Nicolosi is responsible for raising capital, developing clients and new locations for the Company, researching and effecting strategic acquisitions of other small staffing companies, assisting with international job fairs, supervising the operations of the Florida office and assuming responsibility for day-to-day operations including the execution of all policy objectives within budgetary guidelines. Mr. Nicolosi attended Southern Connecticut University for two years and Florida Atlantic University for two years.

Dissenters’ Rights

Set forth under the heading “Dissenters’ rights” is a description of the dissenters’ rights applicable to the holders of the Company’s Common Stock.

Although Florida law provides for appraisal rights in connection with the Agreement, the Agreement requires that 100% of the shareholders of Medical Connection vote in favor of the Agreement. Assuming 100% approval of the Agreement by the Medical Connections shareholders, no Medical Connection shareholders will be entitled to such rights. However, should the Company waive the requirement for 100% approval (which waiver is not contemplated by the Company), the Medical Connections shareholders would have such rights as and to the extent provided under Florida law.

Covenants, Representations and Warranties

Medical Connections has represented to us in the Agreement that:

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it is a corporation in good standing in the state of Florida and has the authority to enter into the Agreement;

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it is authorized to issue 25,000,000 million shares of common stock $.001 par value of which 8,109,416 are issued and outstanding;

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it has, or prior to closing , will have all required consents shareholder consents;

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the financial statements fairly present the financial condition of the Company and there has been no material adverse change in the financial condition since the date of the financial statement;

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it has paid or provided adequate reserves for all tax liability,

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it has obtained all required governmental consents to conduct its activities as now being conducted;

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the entry into the Agreement will not violate the terms and conditions of any other agreement which is binding upon Medical Connection.

Conditions to Closing

Prior to Closing on the Agreement, we will require that:

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100% of the Medical Connections shareholders approve the transaction;

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Medical Connections will have obtained any required government consents;

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The officers of Medical Connections provide us with a duly executed certification that Medical Connections has otherwise complied with all of the terms and conditions set forth in the Agreement.

Termination of Agreement; Waivers

The Agreement may be terminated prior to closing:

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By the mutual consent of the parties: or

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If all conditions precedent to closing have not been satisfied unless incapable of fulfillment or otherwise waived;

Expenses

Medical Connections will be responsible for all costs incurred in connection with the proposed agreement and proxy solicitation. We will be responsible for our normal operating costs.

DESCRIPTION OF WEBB MORTGAGE DEPOT, INC. COMMON STOCK

Our Articles of Incorporation authorize the issuance of 25 million shares of common stock, $.001 par value of which 4,209,144 are issued and outstanding.

Each holder of our common stock is entitled to one vote per share of common stock outstanding in such holder’s name on our records on each matter submitted to a vote of our stockholders, except as otherwise required by law. Holders of our common stock do not have cumulative voting rights so that the holders of more than 50% of the combined shares of our common stock shall have the right to approve any matter that is brought to a vote of the shareholders.

Holders of our common stock are entitled to equal dividends and distributions, per share, when, as and if declared by our board of directors from funds legally available. Holders of our common stock do not have preemptive rights to subscribe for any of our securities nor are any shares of our common stock redeemable or convertible into any of our other securities.

DISSENTERS’ OR APPRAISAL RIGHTS

Florida law accords the Company’s shareholders the right to dissent from this transaction (the “Transaction”).

A Company shareholder may dissent from the Transaction (the “Dissenting Shareholder”) and receive in cash the fair value, as of the day prior to the closing, of the Company’s capital stock held by such holder pursuant to Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act (the “Florida Dissent Provision”).

Under the Florida Dissent Provisions, a Dissenting Shareholder may dissent from the Transaction by complying with the following procedures: (i) the Dissenting Shareholder must file with the Company prior to the Company Special Meeting, written notice of the intent to demand payment for the shares of the Company capital stock (the “Shares”); (ii) the Dissenting Shareholder must refrain from voting in favor of the Agreement; (iii) within 10 days after the date of the Meeting, the Company shall give written notice of approval of the Agreement by the holders of the majority of the shares of the Company Common Stock to such Dissenting Shareholder; and (iv) within 20 days after the Dissenting Shareholder receives such notice of authorization, the Dissenting Shareholder shall file with a notice of election and a demand for payment of the fair value of the Shares. Any Dissenting Shareholder filing an election to dissent shall deposit the certificates for certified Shares with the Company simultaneously with the filing of the election to dissent. A Company shareholder may dissent as to less than all of the Shares held and in such event, will be treated as two separate holders of the Company shares. Once the Company offers to pay the Dissenting Shareholder, the notice of election cannot be withdrawn except with the consent of the Company. However, the right of a Dissenting Shareholder to be paid the fair value of the Shares shall cease if (i) the demand is withdrawn, (ii) the proposed Transaction is abandoned, (iii) no demand or petition for determination of fair value is filed with the appropriate court within the time provided by law, or (iv) a court of competent jurisdiction determines that such stockholder is not entitled to the relief provided by the Florida Dissent Provisions.

Submission of a proxy or vote against the proposed Transaction does not constitute a notice of intent to demand payment under the Florida Dissent Provisions.

Within 10 days after the later of the expiration of the period in which the Dissenting Shareholder may file a notice of election to dissent or the Closing Date, the Company is required to make a written offer to each Dissenting Shareholder to purchase the Shares at a price deemed by the Company to be the fair value of such shares. If, within 30 days after the making of such offer, any holder accepts the same, payment therefore shall be made within 90 days after the later of the date such offer was made or the consummation of the Transaction. However, if, within such 30-day period, the Company and the Dissenting Shareholder are unable to agree with respect to a price, then the Company, within 30 days after receipt of written demand from such Dissenting Shareholder given within 60 days after the Closing, shall, or at its election within such period may, file an action in a court of competent jurisdiction in, Florida requesting that the fair value of the Shares be found and determined. If the Company fails to institute such proceedings, any Dissenting Shareholder may do so in the name of the Company. In such proceeding, the court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The Company shall pay each Dissenting Shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of such judgment, the Dissenting Shareholder will cease to have any interest in the shares.

Any judgment rendered in any dissent proceeding may, at the discretion of the court, include any allowance for interest at such rate as the court may deem fair and equitable. The cost and expenses of any such dissent proceeding shall be determined by the court and shall be assessed against the Company, but all or any part of such costs and expenses may be apportioned and assessed against the Dissenting Shareholders, in such amount as the court deems equitable, if the court determines that the Company made an offer to the Dissenting Shareholders and the failure to accept such offer was arbitrary, vexatious or not in good faith. The expenses awarded by the court shall include compensation for reasonable expenses of any appraiser but shall not include the fees and expenses of counsel or experts employed by any party. If the fair value of the Shares as determined by the proceeding, material exceeds the amount which the Company initially offered to pay, or if no offer was made, the court, in its discretion, may award to any Dissenting Shareholder who is a party to the proceeding such sum as the court may determine to be reasonable compensation for any attorney or expert employed by the Dissenting Shareholder in the proceeding.

The foregoing discussion only summarizes certain provisions of the Florida Dissent Provisions. The Company shareholders are urged to review such provisions in their entirety which is included as Schedule H to this Proxy Statement/Prospectus. Any of the Company shareholders who intends to dissent from the Transaction should review the text of the Florida Dissent Provisions carefully and also should consult with his or her attorney. Any Company shareholders who fail to strictly follow the procedures set forth in such statutes will forfeit dissenters’ rights.

ACCORDINGLY, THE COMPANY SHAREHOLDERS WHO ARE NOT SATISFIED WITH THE CONSIDERATION TO BE PAID IN THE TRANSACTION MAY EXERCISE THEIR DISSENTERS’ RIGHTS OF APPRAISAL AND BE PAID CASH FOR THEIR SHARES OF THE COMPANY STOCK.

WEBB MORTGAGE DEPOT, INC.

Business

General

Our operations include origination, loan processing, data entry, compilation of personal financings and other materials (including appraisals, titles, credit reports and employment verification) and underwriting. When a customer applies for a mortgage loan, we enter information that our customer gives us into CALYX, a software program that we use. This raw data includes information about the borrower’s name, type of loan, income, list of assets, liabilities, job information and other information relevant to a lender.

The CALYX software program takes all the information that we input and provides us with a completed loan application for the borrower. Next, we determine which lenders might be able to offer the borrower a mortgage loan. Sometimes, we will go to a general web site that provides clearing information on mortgage loans. Other times, based on experience, we know which lenders will have the best mortgage loan products for a particular client. We generally use a few lenders to provide a majority of our loans, because these lenders generally offer the best rates to our customers. In addition, we have found that these lenders provide efficient service.

We upload the completed loan information on the web site of the lender that we have selected for the borrower and determine if the lender will give us e-approval for the loan. If the lender gives the borrower approval, it, the web site, will generate a commitment letter with contingencies. Then, the lender will also send us documentation for the loan.

If a customer does not pre-qualify for the loan or if the application is incomplete, one of our mortgage brokers will inform the mortgage loan applicant why the loan was rejected and how and if the application can be remedied.

Additionally, we are attempting to sell a home at a profit which was transferred to the Company by Mr. Webb. During fiscal 2003 Mr. Webb purchased a home and then later transferred title to the home to the Company.

Market Price for Stock

Our Common Stock began trading on the NASDAQ Bulletin Board under the symbol WBBM.OB in September 2004. There is a very limited market for our common stock with the bid price of our stock ranging from $.01 to $0.20 per share. In fact, there has been no activity in our common stock since February 2005.

As of July 31, 2005, we had approximately 45 shareholders of record.

The Company has never paid a cash dividend on its Common Stock.

Financial Statements

Our audited financial statements are contained in Schedule C. You are urged to carefully review our audited financial statements before making your decision on any matters being solicited in this proxy.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

Results of Operations

We were incorporated in the State of Florida on May 11, 1999, to implement a corporate reorganization of Webb Mortgage Corp. and Webb Mortgage Services Corporation, companies that were formed by Byron Webb, our founder.

Webb Mortgage Corp. was incorporated on June 19, 1992 and operated as a mortgage broker. In fiscal 1999, Webb Mortgage Corp. processed $42 million in mortgage loans. Webb Mortgage Services Corporation, was incorporated on February 25, 1998 and held a correspondent mortgage lender license in Florida from 1998-2001. In

March 2000, we acquired Webb Mortgage Corp. and Webb Mortgage Services Corporation by issuing 2 million shares of our common stock to Byron Webb. The transaction was treated as a recapitalization for financial accounting purposes.

As a result of the recapitalization, we have two wholly-owned subsidiaries, Webb Mortgage Corp. and Webb Mortgage Services Corporation. As of December 31, 2004, these companies were inactive and all brokerage business was transacted through Webb Mortgage Depot, Inc.

In connection with the review of our financial statements, we have determined that certain construction costs had not been properly recorded or accrued for our fiscal year end December 31, 2003. We have restated these costs and related liabilities as of December 31, 2003. Shareholders are urged to review Footnote number 2 of our financial statements contained in Schedule C which compares our Statement of Operations for the year ended December 31, 2003 and Balance Sheet as of December 31, 2003 as previously reported and as reported in these financial statements.

Year Ended December 31, 2004 Compared to Year Ended December 31, 2003

Revenues. Total revenues decreased slightly to $461,782 for fiscal 2004 compared to total revenues of $481,198 for fiscal 2003.

Compensation. Compensation expenses consist primarily of management and employee salaries. In an effort to reduce total operating expenses, total compensation expenses were reduced from $32,800 to $22,500.

Advertising. Our advertising expense expenses increased to $59,505 from $48,194 in the prior year. Despite this increased expenditure, we were not able to increase revenues.

Appraisals, Titlework And Surveys. Fees for appraisals, title work and surveys were $13,070 for 2004 as compared to $11,415 in 2003.

Commissions. We pay commissions of approximately 40% to 50% of the brokerage fee that we receive to the individual broker who processed the loan.

The commission is paid when the loan is funded. Commissions decreased to $72,915 from $149,219 in 2003. This is due primarily to our president originating more loans in the year ended December 31, 2004 compared to the year ended December 31, 2003. Our President does not receive commissions for the loans he originates because he is paid pursuant to an employment agreement.

Consulting. Consulting fees of $57,730 were paid to the spouse of the President as she is actively engaged in the operations of the Company. The Compensation was therefore split between Byron Webb and his wife without any additional burden on the Company.

Credit Report Fees. We engage third parties to perform these services and do not charge our borrowers a markup for these services. Credit report fees were $2,156 in 2004 as compared with $8,356 in 2003.

Depreciation. Depreciation was $3,587 in 2004 compared with $4,047 in 2003 mainly due to depreciation on the leasehold improvements incurred to build the Company’s new offices.

General and Administrative. General and administrative expenses decreased slightly from $79,323 in 2003 to $78,198 in 2004.

Processing Fees. Processing fees decreased to $11,267 in 2004 from $18,861 in 2003.

Professional Fees. Professional fees include fees paid to our accountants and attorneys. Our professional fees were $ 5,975 in 2004 as compared to $16,003 in 2003.

Rent. Rent was $ 16,877 in 2004 as compared with $11,685 in 2003. The increase in rent was due to the six month time period in which the Company maintained an office both in Florida and North Carolina.

Liquidity and Capital Resources

Since inception, we have funded operations primarily through our mortgage brokerage business, net cash proceeds from private offerings of our common stock and through our line of credit with Union Planters Bank, N.A. At December 31, 2004 we had cash of $32,969 as compared to $30,257 as of December 31, 2003. In addition to property and equipment which we have booked net of depreciation at $13,929 as compared to $14,356, our principal asset is a home under construction which we have booked at $652,319 as compared to $460,399 as of December 31, 2003. The home was contributed to the Company by our president. The significant increase in value is directly attributable to additional construction costs incurred by the company in completing the home. Our total assets as of December 31, 2004 were $699,217 as compared to $506,695.

Total current liabilities were $550,073 as of December 31, 2004 as compared to $459,020 as of December 31, 2003. The significant increase in our total liabilities is attributable to an increase in the advances from our president from $375,179 to $459,692.

We have a working capital deficit of $517,104 as of December 31, 2004 as compared to a working capital deficit of $427,080.

Comparison of Operating Results for the Three and Six Months ended June 30, 2005 as compared to the Three and Six Months ended June 30, 2004.

Revenues

For the three months ended June 30, 2005 as compared to the three months ended June 30, 2004, we generated revenue of $136,502 as compared to $130,543. We had income from operations totaling $15,428 as compared to a loss of $52,082. Our net income totaled $14,235 as compared to net income of $51,150 for the three months ended June 30, 2004.

For the six months ended June 30, 2005 as compared to the six months ended June 30, 2004, we generated revenue of $234,395 as compared to $213,647. We had income from operations totaling $40,217 as compared to $46,161. Our net income totaled $40,217 as compared to $46,161.

Operating Expenses

Operating expenses decreased from $89,713 to $73,104, the most significant decrease in operating expenses is attributable to a decrease in advertising expense from $28,696 to $7,688. General and administrative expenses increased from $37,697 to $44,378. Mortgage application costs decreased from $23,320 to $21,038.

We incurred an interest expense of $4,210 as compared to $987 in the comparable period. The significant increase in our interest expense is attributable to interest incurred as a result of our home under construction.

Net Income

Net income for the three and six months ended June 30, 2005 were $14,235 and $34,814 as compared to $51,150 and $44,242 for the three and six months ended June 30, 2004. Our net income declined approximately 72% and 21% during the respective periods. The primary reason for these declines were increased operating expenses which did not keep pace with a modest increase in revenues. Specifically, operating expenses for the three and six months ended June 30, 2005 were $121,074 and $194,178 as compared to $78,461 and $167,486 for the three and six months ended June 30, 2004.

Liquidity and Capital Resources

We use available finances to fund ongoing operations. Funds will be used for general and administrative expenses, website maintenance and development and marketing. We do not have sufficient funds available to meet our current liabilities.

Assets and Liabilities

Our total assets as of June 30, 2005 were $712,070. Our assets consist primarily of our cash totaling $47,812 and real estate valued at $652,319.

Total liabilities as of June 30, 2005 were $528,908. We have a working capital deficit of $481,096 which raises substantial doubt of our ability to continue as a going concern. Our significant working capital deficit is primarily attributable to a line of credit of $51,402 and a shareholder loan totaling $451,335 which we intend to repay on the sale of the real estate.

If cash generated from operations in future periods is insufficient to satisfy our liquidity requirements, we may sell additional equity or debt securities, or obtain additional credit facilities. The issuance of additional equity or convertible debt securities could result in additional dilution to our shareholders.

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MEDICAL CONNECTIONS, INC.

The Company

Medical Connections, Inc. was formed in Florida on November 26, 2002 for the purpose of specializing in the recruitment and placement of healthcare professionals in a variety of employment settings. Its office is currently located at 2300 Glades Road Suite 202E Boca Raton, Florida 33431. Its telephone numbers are (561) 353-1110 or 800-681-2056 and its fax number is (561) 750-9241.

Medical Connections’ team members have more than 20 years experience in healthcare recruitment. This experience includes the organization of domestic and international job fairs to take advantage of the global pool of qualified applicants. Other members of the team are well-seasoned operations individuals who have past responsibilities that include building businesses requiring scores of experienced recruiters and brokers.

The medical recruitment and staffing business is quickly becoming highly dependent upon technology, use of the Internet, online collaboration and web networking. Medical Connections has developed its business based on a technological platform keeping in line with current trends.

Milestones

Medical Connections has already signed Contingency Agreements with the following institutions, a partial but representative list that attests to the quality of the Company’s partnerships.

All About Staffing/ HCA

Health South

ARC Therapy Services

Aurora Medical Center

Benchmark

Camden Clark

Concentra

Endura Care

Florida Hospital

Genesis

MD Anderson

Novacare

Mission Statement

Medical Connections’ mission is to expand its recruiter network to service what we believe is the critical personnel shortage of healthcare and medical research facilities.

Medical Connections Business Model:

Medical Web Based Job Board

Medical Connections intends to launch or acquire a web based job board similar to monster.com wherein recruiters and employers shall pay monthly fees to post and view resumes in the Medical Connections database. Medical Connections will offer a subscription service and collect monthly fees for subscribers. In addition, the Company will collect one time fees for the posting of resumes. Moreover, the Company intends to offer services for other recruiters on its website wherein the recruiters would enter into a fee sharing agreement with Medical Connections for access to its web based job board.

Medical Split Fee Recruiting Web Based Service

Medical Connections is launching a paid online, permission access based web service for recruiters, incorporating online recruiting and accounting software to manage placement and networking between recruiters as well as to serve as a data mining robot for candidates and medical recruiters. This system will have the additional benefit of creating and building a customer data base for Medical Connections. The system software will offer additional paid services for recruiters, such as accounting and data base management, and subscriptions for recruiting trend and industry reports and publications.

Medical Professionals Networking Web Based Service

Medical Connections is launching an online networking service for medical professionals with a minimal monthly fee for candidates and bigger monthly fees paid by employers and recruiters. Medical Connections will collect revenues through subscription and usage fees, as well as advertising as traffic increases to this service. In addition, Medical Connections will sell the software allowing interaction with the web based service, creating another revenue source.

Medical Professionals Community Web Based Service

Medical Connections is launching a free registration based community for medical professionals. Medical Connections will increase revenues indirectly through use of this service, as those visiting and using the service become aware of the Company’s other services. Moreover, upon consent of its users, Medical Connections will collect and re-sell data to other service providers such as real estate relocation services, medical equipment suppliers, and the like.

Traditional Revenue Sources

Although Medical Connections believes that its primary revenue sources will be through Internet medical web based job board and fee splitting, Medical Connections will obtain additional revenues through these traditional sources:

1.

Contract appointments are temporary hires (typically, 13 week contracts) made by healthcare facilities to economically complete short staffing during periods of high seasonal activity, vacations, leaves of absence, etc. This also includes contracts for what is commonly known as “traveling nurses” or physicians who are willing to take temporary assignments outside their home region. Under this arrangement, Medical Connections is the employer of record for the healthcare professional and the healthcare facility remits a per diem to the Company that includes all employment overhead as well as a surcharge (profit) for the service.

2.

Permanent replacement hires are designed to find suitable permanent staff. Under this arrangement, Medical Connections receives a placement fee ranging from 15%-25% of the employee’s initial annual salary, or in the case of a physician placement, a negotiated fee is predetermined based upon medical specialty.

3.

International Job Fairs are held to find appropriately qualified individuals. The Company also has direct access to markets in Brazil and the Philippines. Under this arrangement, Medical Connections receives a negotiated fee for each successfully hired candidate and this includes a surcharge sufficient to defray the costs incurred in hosting the fair.

The Business

Medical Connections is an employment and executive search firm that will provide recruiting services to its clients within the healthcare and medical industries. It seeks to become a full service company by taking advantage of the search and placement opportunities within such industries. These industries were selected for concentrated efforts because they are relatively stable, and because management believe that the need for quality employees and professionals in such fields has been steadily increasing over the past few years and the projected growth of the industries appears to be increasing steadily over time.

The Industry

Management of Medical Connections believes the executive and employee search and placement industry is an extraordinary growth category in American business. It is a part of the $75+ billion staffing industry, and we estimate that executive search firms are in higher demand than at any time in history. Management believes that it is an exploding field with superb potential for years to come.

Medical Connections believes that the combination of economic, political and educational conditions has created soaring demands for more healthcare providers than the country has been able to produce.

4.6 million new and existing medical positions will need to be filled by 2010 (48% of total medical employment in 2000) Bureau of Labor Statistics.

•

Nursing school enrollment has been on a declining trend

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The average age in the existing nursing pool is closer to retirement than the beginning of their careers

•

An aging population of baby boomers will soon enter retirement

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Increasing demand for healthcare services

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Expansion of medical subspecialties requires more practitioners from researchers through direct caregivers

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Legislative and regulatory demands restricting staff ratios, hours of employment, etc.

Medical Connections believes that for these and many other reasons, the medical staffing industry - already over $12 billion in size - is expected to grow 15%-25% per year through 2010. The demand for personnel is non-cyclical.

The constant pressure to find qualified healthcare providers has resulted in a fragmented medical recruitment industry, presenting enormous high margin opportunities for experienced recruiters prepared to tap a global pool of talent for the domestic market.

Core Focus

Primarily utilizing web based technology, Medical Connections will specialize in a few very specific areas of selected industries. During the first year, we intend to focus on physicians, nurses, and pharmacists, and other related personnel. Commencing in the second year, Medical Connections intends to expand into many more health-based areas.

Description of Fee Structures for Our Industry

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Contingency Fees: Contingency fees paid when a client offers our candidate a position and they reach a contractual agreement of employment. The industry standard is full payment within 10 days of the start of employment.

•

Retained Fees: There are several hybrid forms of retained search that we will consider incorporating into the fee structure, including: (1) one-half the fee is paid at the commencement of the search assignment, expenses are billed monthly throughout the course of the search, and the balance is due when the client offers a candidate a position and they reach a contractual agreement of employment; and (2) one-third of the fee is paid in advance, one-third at 30 days, and one-third at 60 days, regardless of when the assignment is actually filled.

•

“Retingency” Fees: This is a combined retainer/contingency fee, which is paid in small monthly installments from the commencement of the search assignment, with any balance due when the client offers a candidate a position and they reach a contractual agreement of employment.

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Flat Rate Fees: In some cases, large companies may leverage themselves by requiring search firms to perform their services at a flat rate per position. This is normally a result of the large number of positions they are seeking to fill.

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Consulting Fees: Fees will be quoted and negotiated based upon the scope and timeline of the project. In some cases clients will be seeking only recruiting services, and in others they will want us to train them on how to recruit their own personnel.

Market Size

Bizner and Plunket Research are reporting more than 40,000 employment/staffing/recruiting agencies, from which the medical recruiting firms represent more than 10%, or approximately 6,000 companies. The actual number of medical recruiting and staffing companies and individuals who perform those services is estimated to be greater than 10,000. While the average staffing agency has 15 employers, 12 offices and $2 million in revenues, the medical recruiting and staffing agencies average 5 or less employers. Enterprise talent management (ETM) is a key corporate initiative in the current decade and the e-recruiting market - sourcing and hiring via the Internet - will grow to $4.5 billion by 2004 and $10.3 billion by 2008, according to a new report by Aberdeen Group. While 82% of the Fortune 500 companies have their own career sections on their websites, only 40% of the medical recruiting companies have websites and only 30% of those which have websites, use candidate sourcing, resume-building, placement tracking and other online recruiting tools or on-line software.

Marketing Research and Analysis

Medical Connections believes that over the next decade, it will be able to capitalize upon the significant opportunities presented by the national labor outlook and its impact on the executive and employee search and placement industry.

Medical Connections believes the service industries in the U.S. represent the fastest growing sector of the national economy, and that search firms are poised to flourish in the midst of today’s labor trends and outlook. A recent American Management Association survey of top executives placed “Recruiting and Retaining Skilled Talent” as their number one corporate concern nationwide in staffing and organizational structure. The Bureau of Labor Statistics estimates that in the decade from 1996 to 2006, employment needs in the U.S. will increase by 14%, demanding 18.5 million workers to fill new positions. Medical Connections believes that it has carefully selected areas of specialization (i.e. healthcare and medical) to exploit these trends in a sector that is relatively stable and has good growth prospects.

Industry Trends

•

High level of segmentation and specialization;

•

Relatively easy start-up, with little or no state or federal regulations

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80% of recruiters have a medical background or nursing background with 5+ years of experience;

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Move to web based services, requiring traditional firms to incur extra-ordinary costs to alter their brick and mortar business presence;

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Fee sharing, especially between traditional recruiters and web based services;

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Significant shift based on Internet technology, especially the ability to concentrate to find the right candidate through specialized web based services and data base management;

•

Networking between candidates and employers based on web based technology;

Competitive Environment

The executive and employee search and placement industry lends itself both to the development of both local and national level businesses. Competitors in South Florida and nationally include such firms as:

•

Splitit.com, TopEshelon.com, Recruiterscafe.com, Recruitersnetwork.com, subcontractor.com - each of which has grown significantly in a short period of time and continues to grow based in large part to their reliance on web based services;

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Traditional job boards such as monster.com and hotjobs.com

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Contactscount.com - a paid service for the exchange of information between job seekers and employers

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CompHealth/Weatherby Healthcare merged approximately two years ago to form the largest physician recruitment company for permanent and temporary placements in the U.S.

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Spherion (f/k/a Interim) is a primarily temporary staffing and professional employment organization, but has a presence in the executive and professional placement market.

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Management Recruiters International (MRI) is the largest executive and professional recruiting firm in the world, withapproximately 700 franchisees, most in the U.S.

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Robert Half (accounting and finance industry) and the Judge Group (in anufacturing). These are specialized boutique firms.

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Personnel One, Apple One, Staff Mark, Accustaff, and Manpower. These firms specialize on lower end professional, non-professional, and temporary staffing.

Some competitors are public companies such as the following:

Cross Country Healthcare, Inc., (NasdaqNM: CCRN) formerly known as Cross Country, Inc., is a provider of healthcare staffing services in the United States. Approximately 80% of the Company’s revenue is derived from travel nurse staffing services. Other staffing services include the placement of clinical research professionals and allied healthcare professionals such as radiology technicians, rehabilitation therapists and respiratory therapists. The Company also provides other human capital management services, including search and recruitment, consulting, education and training and resource management services. Its active client base includes over 3,000 hospitals, pharmaceutical companies and other healthcare providers across all 50 states. (Source: Market Guide).

Medical Staffing Network Holdings, Inc., (NYSE: MRN) is a medical staffing company and a provider of per diem nurse staffing services (staffing assignments of less than 13 weeks in duration). Its per diem staffing assignments place this company’s professionals, predominately nurses, at hospitals and other healthcare facilities to solve its clients’ temporary staffing needs. This company also provides specialized radiology and diagnostic imaging technicians and clinical laboratory technicians, or “allied health” professionals. This company serves its clients through a temporary medical staffing network comprised of 136 branches that provide nurse staffing on a per diem basis in 43 states. This company’s client base includes over 7,000 healthcare facilities, including for-profit and not-for-profit hospitals, teaching hospitals and regional healthcare providers. As of December 30, 2001, its database contained profiles of over 25,000 professionals who it places on assignment in healthcare facilities. (Source: Market Guide)

AMN Healthcare Services, Inc., (NYSE: AHS) focuses on the travel segment of the temporary healthcare staffing industry and provides both nurse and allied health temporary healthcare professionals to hospital and healthcare facility clients. This company recruits nurses and allied health professionals and places them on temporary assignments, typically for 13 weeks away from their permanent homes, at hospitals and healthcare facilities throughout the United States. Approximately 93% of this company’s temporary healthcare professionals are nurses, while the remainder is composed of technicians, therapists and technologists. This company is actively working with a pre-screened pool of prospective temporary healthcare professionals, of whom an average of over 8,100 went on assignment during the fourth quarter of 2002. (Source: Market Guide)

On Assignment, Inc., (NasdaqNM: ASGN) is a provider of skilled temporary professionals to clients in the science and healthcare industries. This company provides clients in these markets with short-term or long-term assignments of temporary professionals and temporary-to-permanent placement of these professionals. During the year ended December 31, 2002, this company provided temporary professionals to approximately 5,900 clients. On Assignment’s business consists of healthcare staffing, including its Nurse Travel, Allied Travel, Healthcare Financial Staffing, Clinical Lab Staff and Diagnostic Imaging Staff divisions, arid lab support, which provides locally based temporary and permanent placement of scientists and other professionals to industrial laboratories in the biotechnology, pharmaceutical, food and beverage, chemical and environmental industries. (Source: Market Guide)

TeamStaff, Inc., (NasdaqNM: TSTF) provides outsourced business solutions focusing on human resource services to various industries in the United States. This company provides various employment-related services through three business units. The TeamStaff Rx unit provides medical allied health professionals and nurses to doctors’ offices and medical facilities throughout the United States on a temporary or permanent basis. The professional employer organization division provides comprehensive human resource management and administrative services, including payroll administration and payroll tax filing, procurement and administration of employee benefit plans and procurement and administration of workers’ compensation insurance. The payroll processing division provides customized payroll management and tax filing services to select industries, such as construction, and administers voucher disbursement programs for various public agencies. (Source: Market Guide)

The industry of healthcare provider recruitment is defined by the most basic of all economic principles: supply and demand. Management believes that the soaring demand for basic healthcare providers from technicians and nurses through medical specialists, pharmacists and research scientists far outstrips the available supply of qualified workers. As a result, management believes medical facilities are in a bidding war for the available talent, and this has produced tremendous opportunities for permanent, part-time and contract workers.

Medical Connections’ management believes that third-party recruiters, offering web-based and technological advances, such as Medical Connections, offer healthcare facilities an economically efficient method for locating and signing qualified individuals for their clients.

Medical Connections prides itself on providing a specialization-based recruiter network because distinguishing the competencies of an ER physician, a research pharmacologist or a RN require an intimate knowledge of the subtleties of those professions and a clear understanding of the needs of our clients. Matching the particular needs of our clients with the unique work experiences of various candidates is how Medical Connections establishes its trusted name in the industry.

Competitive Advantages

The recruiting industry depends on the recruitment and retention of top talent. In larger firms, vast amounts of financial resources are expended in hiring and training new recruiters in an industry with turnover rates that Medical Connections are greater 65%. It has been estimated that the top 10% of the successful recruiters with a firm generate the revenues needed to support those efforts. By focusing on a web based business we believe we can reduce if not eliminate recruiter turnover.

Management believes that with its expertise in recruitment methods and effective resource management it intends on being able to provide exceptional service to both clients and candidates. Management will seek to maintain controlled, sustained growth, and will seek to constantly explore related opportunities within the healthcare and medical industries, as well as eventually other industries.

Alliances

The recruitment industry uses information technology as a competitive advantage. Utilizing this technology to collaborate with other consultants and firms will be a priority for the Company. Collaboration we feel is very important in our initial stages of operations. Normally, the fees are split on a 50/50 basis. Management will only collaborate with individuals and firms with whom it gains a relationship of confidentiality and trust. These opportunities may allow Medical Connections to make more placements; more quickly, and thereby increase cash flow.

Technology

As discussed herein, web based technology and data base recruitment methodology will provide us with additional revenue sources and a competitive edge. These external database services, which provide resume searching, job postings, contact information,and industry lists. Management’s industry experience and exposure have allowed us to identify the very best sources in each industry to eliminate the risk of investing in sub-standard database services and products.

Commission Plans

The vast majority of search and placement consultants and recruiters are on a draw against a commission pay plan by their employer. These draw systems allow for the more manageable income flow for consultants and recruiters. Medical Connections intends on developing a pay plan, which improves upon the very best it has found through experience and research. Medical Connections may use such system and therefore each associate will have a pre-determined monthly draw against future commissions. Associates are currently being offered a 50% commission rate, so that Medical Connections can attract top produces and reduce the financial burden.

Planned Operations

One of the most valuable assets a search and placement firm has besides its people is its database. The database contains all contact information relating to candidates and clients, fee arrangements, reports, search capability, etc. Medical Connections plans on either developing its own database from scratch or using an off the shelf version. The database with will populated with network contacts and referral sources.

Medical Connections intends on complying with the National Association of Physician Recruiters (NAPR) Code of Ethics. It will also seek to develop our own Code of Ethics to ensure the highest level of professional and courteous service to our clients and to the candidates with which we work.

Capitalization

Medical Connections is a Florida corporation with 25,000,000 authorized shares of Common Stock with $.001 par value per share of which 8,109,416 are currently issued and outstanding. The Company is also authorized to issue 25,000,000 shares of Preferred Stock with a par value of $.001 per share, and such Preferred Stock may such rights, preferences, limitations, and designations as the Board of Directors may determine from time to time.

PRINCIPAL SHAREHOLDERS

The following is the number of shares of common stock beneficially owned, as of December 31, 2004, by (i) each person known by the Company to own beneficially more than 5% of the Company’s equity, (ii) each person who is an officer or director of the Company, and (iii) all persons as a group who are either officers or directors of the Company and as adjusted to give effect to this Offering. This information assumes that none of the identified persons acquires any shares in this Offering.

Name and Position	Shares	Percentage

Anthony J. Nicolosi	3,000,000	35.14%
Joseph Azzata	3,000,000	35.14%

Financial Statements

You are urged to review the audited financial statements for Medical Connections for the year ended December 31, 2004 which are included on Schedule D and the three month unaudited financial statements as of June 30, 2005 which are included herewith on Schedule F.

Pending Litigation

On or about April 8, 2005, Hospital Management Solutions Inc. filed a lawsuit in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida against the Company and one of its employees for fraudulent misrepresentation, breach of contract, misappropriation, conspiracy, negligent retention, tortitious interference, unjust enrichment and an accounting. The Company denies the allegations in the Complaint and filed a counterclaim for breach of contract. Further, the Company has engaged counsel to defend its litigation. The ultimate resolution of this matter cannot be determined with any certainty as this matter is in the beginning states of discovery. However, the Company does not believe that an unfavorable resolution will have a material adverse effect on its business, financial condition, results of operations, cash flows, and prospects.

The Share for Share Exchange Agreement provided that as of the date of closing there would be no pending or threatened litigation. After discussion of this matter with Medical Connections and a further review of the facts and circumstances of this matter, we have agreed to waive the provision in the share for share exchange solely as it relates to this matter.

PRO FORMA INFORMATION

Unaudited Pro Forma Financial Information

The accompanying unaudited pro forma consolidated financial statements of have been prepared by management to give effect to the proposed acquisition by WEBB MORTGAGE DEPOT, INC. (“ Webb”) of the outstanding capital stock of Medical Connections in exchange for shares of common stock of Webb that would aggregate approximately 95% of the Webb common shares outstanding after the transaction

The Pro Forma Statements included on Schedule B reflect the use of the purchase method of accounting for the above transaction. The acquisition was accounted for as a reverse acquisition as the former stockholders of Medical Connections will control the voting common shares of Webb immediately after the acquisition. Such financial information has been prepared from, should be read in conjunction with the following financial statements:

The pro forma consolidated financial statements are not intended to reflect the actual results of operations or the financial position of Webb, which would have actually resulted had the acquisition and related pro forma adjustments been effected on the date indicated. Further, the pro forma consolidated financial statements are not necessarily indicative of the results of operations or the financial position that may be obtained in the future.

Audited Financial Statement

You are urged to review the audited financial statements for the years ended December 31, 2004 and 2003 contained in Schedules C and D before making any decision with respect to the proposals to be voted upon at this Special Meeting of shareholders.

Comparative Financial Information

You are urged to review the comparative financial statements for Medical Connections for the period ended June 30, 2005 contained in Schedule F and the comparative financial information contained in Schedule E for Webb Mortgage before making any decision with respect to the proposals to be voted upon at this Special Meeting of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE SHARE – FOR – SHARE EXCHANGE AGREEMENT

PROPOSAL NO. 2 - THE ELECTION OF ANTHONY J. NICOLOSI AND JOSEPH AZZATA AS MEMBERS OF OUR BOARD OF DIRECTORS

Both Mr. Nicolosi and Mr. Azzata currently serve as the sole officers and directors of Medical Connections and are familiar with its business and operations.

Joseph J. Azzata, (45) Chief Executive Officer/Director. For nearly ten years, Mr. Azzata has been in the investment banking and brokerage industry, and in 1998 co-founded the firm of Emerson Bennett & Associates, Inc., of Fort Lauderdale, Florida, serving as COO. Emerson Bennett was later acquired by Cardinal Capital Management, Inc. where he continued to work until devoting all of his time to the operations of Medical Connections. As a founding member and CEO of Medical Connections, Mr. Azzata’s responsibilities include raising capital, developing new client contacts, as well as developing new office locations, and structuring joint ventures with other staffing companies. Chief among Mr. Azzata’s many tasks will be to forge strategic alliances with larger healthcare staffing organizations that may be interested in eventually acquiring Medical Connections.

Anthony J. Nicolosi, (34) President/Director. With more than 12 years experience in investment banking and brokerage, Mr. Nicolosi previously served as president and CEO of Capital Market Partners, Inc. in Pompano Beach, Florida. Mr. Nicolosi also served as a Financial Executive with Citicorp Investment Services of Dania Beach, Florida. Mr. Nicolosi is responsible for raising capital, developing clients and new locations for the Company, researching and effecting strategic acquisitions of other small staffing companies, assisting with international job fairs, supervising the operations of the Florida office and assuming responsibility for day-to-day operations including the execution of all policy objectives within budgetary guidelines. Mr. Nicolosi attended Southern Connecticut University for two years and Florida Atlantic University for two years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF BOTH MR. AZZATA AND MR. NICOLOSI.

PROPOSAL NO. 3 - APPROVE A REVERSE STOCK SPILT OF 100:1 WHILE MAINTAINING THE CURRENT NUMBER OF AUTHORIZED SHARES AT 25 MILLION

The Board of Directors of the Company proposes that the shareholders approve a 100:1 reverse stock split while maintaining the current number of authorized shares.

If you are a holder of our common stock and this proposal is approved, the total number of shares owned by each shareholder will be divided by 100. If this results in the issuance of any fractional shares, the shareholder will be entitled to receive the next largest whole number of shares of common stock following the reverse stock split.

Approval of the Agreement requires us to approve a 100:1 reverse stock split. Aside from the agreement with Medical Connections, we are not presently engaged in any regular negotiations, nor do we have any present plans, proposals or understandings to issue any shares of our Common Stock as part of a capital raising transaction or otherwise. We may however establish an employee compensation plan to retain key personnel.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE REVERSE STOCK SPLIT.

PROPOSAL NO. 4 - AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO MEDICAL CONNECTIONS, INC.

The Board of Directors is proposing to amend the Company’s Articles of Incorporation, as amended, in order to change our corporate name to “Medical Connections, Inc.” The Board of Directors believes that, if the Agreement is consummated, it will be in the Company’s best interests to use Medical Connections’ name as the new name of the Company. Medical Connections has requested the name change based on its belief that the name change is necessary to more align the Company’s name to the nature of the business and operations of the Company following the closing of the Agreement. This amendment is conditional upon closing. . If the Agreement is not consummated, the Articles of Incorporation will not be amended to change our corporate name to “Medical Connections, Inc.” If the Agreement is effectuated, it is anticipated that the name change will be effectuated promptly thereafter. The Board of Directors reserves the right not to change the corporate name even if the Agreement is effectuated and this proposal is approved, if the Board of Directors believes that such name is not available or is not then in the best interests of the Company.

If approved, the amendment to change our corporate name to “Medical Connections, Inc.” will be effected, if at all, by the filing of a Certificate of Amendment with the Secretary of State of the State of Florida. The charter amendment will be effective on the effective date of the filing of the Certificate of Amendment. A copy of the proposed amendment to our Articles of Incorporation is attached hereto and marked Schedule G.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE OUR CORPORATE NAME TO MEDICAL CONNECTIONS, INC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 31, 2005, the beneficial ownership of equity securities of the Company by each person known by the Company to own more than 5% of any class of the Company’s voting securities, each Director and Executive Officer and all Directors and Executive Officers as a group:

Beneficial Ownership of Equity Securities
of Company on July 31, 2005(1)

Name	Common Stock Held	Percent of Class

Byron Webb	1,831,000	43.5%
Harvey Judkowitz	20,000	*
David Hablenko	300,000	6.7%
Directors and Officers as a Group (2)	1,851,000	43.9%

———————

* Less than one percent

Directors and Executive Officers

Set forth below is certain information about each of the Directors and Executive Officer of the Company as of July 31, 2005:

Name and Position	Age	First Elected

Byron Webb, President/CEO/ CFO/Director	42	May 1999
Harvey Judkowitz, Director	57	October 2001

Officers serve at the discretion of the Company’s Board of Directors.

If the agreement with Medical Connections is approved, all of our current officers and Directors will resign their respective position with the Company, effective as of the Effective Time.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. and at its offices in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-0330 for more to correct information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

By: /s/ BYRON WEBB
Byron Webb, President

By the Order of the Board of Directors:

/s/ BYRON WEBB
Chairman of the Board and Chief Executive Officer

Dated: September 2, 2005

SCHEDULE OF EXHIBITS

Schedule A:

Share – for – Share Exchange Agreement among Medical Connections Inc., WEBB MORTGAGE DEPOT, INC., and the shareholders of Medical Connections, Inc.

Schedule B:

Pro Forma Financial Information for WEBB MORTGAGE DEPOT, INC. for the year ended December 31, 2004 and for the six months ended June 30, 2005

Schedule C:

Consolidated Audited Financial Statement for Webb Mortgage Depot Inc. for the years ended December 31, 2004 and 2003 (restated)

Schedule D:

Audited Financial Statement for Medical Connections, Inc. for the years ended December 31, 2004 and 2003

Schedule E:

Webb Mortgage Depot Comparative Financial Statements for the six months ended June 30, 2005 and 2004 (unaudited).

Schedule F:

Medical Connection Inc. comparative financial statements for the six months ended June 30, 2005 and 2004 (unaudited)

Schedule G:

Amendment to the Articles of Incorporation of WEBB MORTGAGE DEPOT, INC.

Schedule H

Dissenters Rights Provisions under Florida General Corporation Law

SCHEDULE A

SHARE-FOR-SHARE EXCHANGE AGREEMENT

SHARE-FOR-SHARE EXCHANGE AGREEMENT made this ___ day of August, 2005 by and among WEBB MORTGAGE DEPOT, INC. a Florida corporation (the "Corporation"), BYRON WEBB (“Webb”), and MEDICAL CONNECTIONS, INC., a Florida Corporation ("Medical"), together with each of the Medical Shareholders (as hereinafter defined).

Recitals:

A.

The Corporation has offered to issue 444,600 shares of its common stock, $.001 par value (the "Common Stock), to the holders of shares of the capital stock of Medical (the "Medical Shareholders") in exchange for their contribution to the Corporation of all of the issued and outstanding capital stock of Medical (the “Medical Shares”).

B.

The respective Boards of Directors of the Corporation and Medical have determined that, subject to the terms, conditions, agreements, representations and warranties set forth herein, the exchange contemplated herein will serve the general welfare and advantage of their respective businesses.

C.

Subject to the terms and conditions set forth herein, the Medical Shareholders desire to contribute all of the shares of Medical capital stock for shares of Common Stock in the manner hereinafter set forth herein.

D.

The exchange is intended to comply with the requirements of Section 368 of the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder and the interpretive rulings issued pursuant thereto.

NOW, THEREFORE, in consideration of the foregoing recitals, as well as the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

EXCHANGE PROVISIONS

1.1

Contribution.

Subject to the terms and conditions hereinafter set forth:

(a)

Each Medical Shareholder agrees to contribute, transfer, assign and convey at Closing all of their Medical Shares to the Corporation, together with all other rights, claims and interests he or she may have with respect to Medical or its respective assets, and all claims he may have against its officers and directors, including, but not limited to, all rights to unpaid dividends and all claims and causes of action arising from or in connection with the ownership of Medical Shares or its issuance, excluding any right, claim or interest of same arising under this Agreement or in connection with the transaction contemplated by this Agreement. Each Medical Shareholder shall deliver to Medical all of his stock certificates representing the Medical Shares, together with a stock power therefore, duly executed in blank, to be held by Medical for delivery at Closing; and

(b)

The Corporation agrees to issue to each Medical Shareholder the Shareholder’s pro rata portion of the total number of shares to be issued to the Medical Shareholders.

Schedule 1.1 will set forth the name of each Medical Shareholder, the number of shares each owns as of the date of this Agreement and the number of shares of Common Stock each will receive at Closing.

1.2

Byron Webb.

(a)

At Closing, Medical shall pay to Webb $200,000 and Webb shall surrender to the Corporation for cancellation  a total of 1,831,000  Shares of capital stock he owns in the Corporation, said shares representing  all of the issued and outstanding shares of the Corporation owned by Webb at Closing.

1.3

No Registration.

(a)

Each of the Medical Shareholders acknowledges and agrees that:

(i)

The Common Stock to be issued to the Medical Shareholders (the "Exchanged Corporation Stock") is being issued to Medical Shareholders without registration under applicable federal and state securities laws in reliance upon certain exemptions from registration under such securities laws;

(ii)

He has had the opportunity to ask questions of and receive answers from the Corporation, Medical and their respective executive officers concerning their businesses and the Exchanged Corporation Stock and all such inquiries have been completed to his satisfaction;

(iii)

Each certificate representing shares of the Exchanged Corporation Stock will bear a legend restricting its transfer, sale, conveyance or hypothecation, unless such Exchanged Corporation Stock is either registered under applicable securities laws or an exemption from such registration is applicable, and provided that if an exemption from registration is claimed, the Corporation may require an opinion of legal counsel that, as a result of such exemption, registration under the securities laws is not required to transfer, sell, convey or hypothecate such Exchanged Corporation Stock;

(iv)

He shall not transfer any Exchanged Corporation Stock except in compliance with all applicable securities laws;

(v)

He has a pre-existing personal or business relationship with Medical or its officers, directors, agents or controlling persons, and has relied, if at all, on the advice of such persons in electing to participate in the transaction herein contemplated and not on any representations of the Corporation other than those expressly set forth herein, or by reason of his business or financial experience could be reasonably assumed to have the capacity to protect his own interest in connection with the transaction;

(vi)

He is acquiring the Exchanged Corporation Stock for his own account, for investment purposes only and not with a view to the sale or distribution thereof;

(vii)

He has not received any general solicitation or general advertising regarding the acquisition of the Exchanged Corporation Stock; and

(viii)

He is capable of evaluating the merits and risks of an investment in the Common Stock because he is a sophisticated investor by virtue of his prior investments and has experience in investments similar in nature to the Common Stock, including investments in unlisted and unregistered securities, and has knowledge and experience in financial and business matters in general.

(b)

The Corporation acknowledges and agrees that:

(i)

The Medical capital stock is being transferred to the Corporation without registration under applicable securities laws in reliance upon certain exemptions from registration from such securities laws;

(ii)

All certificates representing the Medical capital stock bear legends restricting its transfer, sale, conveyance or hypothecation, unless such Medical capital stock is either registered under the applicable securities laws, or an exemption from such registration is applicable;

   (iii)

The Corporation shall not transfer any Medical capital stock except in compliance with all applicable securities laws; and

    (iv)

The Corporation is acquiring the Medical capital stock for its own account for investment purposes only and not with a view to the sale or distribution thereof.

1.4

Closing.  Consummation of the contemplated transaction shall take place on the date that all the conditions set forth herein are satisfied or waived by the appropriate parties at the offices of Jeffrey G. Klein, P.A., 2600 North Military Trail, Suite 270 Boca Raton, FL  33431  or at another time or place that is mutually agreeable to the parties hereto, or on such other date at such other time as may be mutually agreed upon in writing by the parties hereto (the "Closing").

ARTICLE II

THE CORPORATION'S REPRESENTATIONS AND WARRANTIES

The Corporation hereby makes the following representations and warranties to the Medical Shareholders and Medical, each of which the Corporation represents to be true and correct on the date hereof and (except as the Corporation may notify Medical in writing prior to the Closing) shall be deemed made again as of the Closing and represented by the Corporation to be true and correct at the time of the Closing.

2.1

Organization.  The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is qualified or licensed as a foreign corporation in any other jurisdiction where said licensing is required. The Corporation has the full power and authority to conduct the business in which it will engage upon completion of the transaction contemplated herein. Except as set forth in the Corporation’s filings with the Securities and Exchange Commission, the Corporation does not have any subsidiary or equity interest in any entity. Accurate, current and complete copies of the Articles of Incorporation and Bylaws of the Corporation to be provided prior to Closing and attached as Schedule 2.1.

2.2

Stock Ownership.  The authorized capital stock of the Corporation consists of twenty five million shares of Common Stock, of which 4,209,144 are issued and outstanding (excluding the Exchanged Corporation Stock). Notwithstanding the above, the Corporation shall adjust its capital structure such that, at closing, it shall have no more than 24,000 shares of common stock issued and outstanding after giving effect to a contemplated 100:1 reverse split.

All the issued and outstanding shares of capital stock of the Corporation are duly authorized, validly issued, fully paid and nonassessable. Upon the issuance of the Exchanged Corporation Stock, the Common Stock included in the Exchanged Corporation Stock shall, on a fully diluted basis, constitute approximately 5% of all the issued and outstanding Common Stock. Upon tender of the Medical capital stock to the Corporation in the manner contemplated in Section 1.1 hereof, legal and beneficial ownership of the Exchanged Corporation Stock shall be transferred to and vested in the Medical Shareholders free and clear of all encumbrances, except those required by Rule 144 of the Securities Act, and all the Exchanged Corporation Stock shall be duly authorized, validly issued, fully paid and nonassessable. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of the Corporation having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Corporation may vote. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Corporation is a party or by which it is bound obligating the Corporation to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of the Corporation or obligating the Corporation to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of the Corporation to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of the Corporation.

2.3

Authority and Approval of Agreement.

(a)

The execution and delivery of this Agreement by the Corporation and the performance of all the Corporation's obligations hereunder have been duly authorized and approved by all requisite corporate action on the part of the Corporation pursuant to applicable law. The Corporation has the power and authority to execute and deliver this Agreement and to perform all its obligations hereunder.

(b)

This Agreement and any other documents, instruments and agreements executed by the Corporation in connection herewith constitute the valid and legally binding agreements of the Corporation, enforceable against the Corporation in accordance with their terms, except that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

2.4

No Violations.

Neither the execution, delivery nor performance of this Agreement or any other documents, instruments or agreements executed by the Corporation in connection herewith, nor the consummation of the transactions contemplated hereby: (i) constitutes a violation of or default under (either immediately, upon notice or upon lapse of time) the Articles of Incorporation or Bylaws of the Corporation, any provision of any contract to which the Corporation may be bound, any judgment or any law; or (ii) will or could result in the creation or imposition of any encumbrance upon, or give to any third person any interest in or right to, the Exchanged Corporation Stock or any other capital stock of the Corporation; or (iii) will or could result in the loss or adverse modification of, or the imposition of any fine or penalty with respect to, any license, permit or franchise granted or issued to, or otherwise held by or for the use of, the Corporation.

2.5

Financial Statements.  Schedule 2.5 will set forth the audited financial statements of the Corporation ("Financial Statements"), including balance sheets, statements of operations, statements of changes in shareholders' equity and statements of cash flows for the fiscal year ended December 31, 2004 and the quarter ended June 30, 2005,  the balance sheet as of June 30, 2005 being hereinafter referred to as the "Balance Sheet". The Financial Statements and Balance Sheet are true, correct and complete, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated, and accurately reflect the Corporation's financial condition and the results of the Corporation's operations for the periods and as of the dates which they purport to cover.

2.6

Conduct Since Date of Balance Sheet.  Except as disclosed in Schedule 2.6 hereto or as otherwise set forth herein none of the following has occurred since the date of the Balance Sheet:

(a)

Any material adverse change in the financial condition, obligations, capitalization, business, prospects or operations of the Corporation, nor are there any circumstances known to the Corporation which might result in such a material adverse change or such an effect;

(b)

Any increase of indebtedness of the Corporation other than in the ordinary course of business;

(c)

Any settlement or other resolution of any dispute or proceeding other than in the ordinary course of business;

(d)

Any cancellation by the Corporation, without payment in full, of any obligation to the Corporation of any shareholder, director, officer or employee of the Corporation (or any member of their respective families), or any entity in which any shareholder, director or officer of the Corporation (or any member of their respective families) has any direct or indirect interests;

(e)

Any obligation incurred by the Corporation other than in the ordinary course of business;

(f)

Any payment, discharge or satisfaction of any obligation or judgment, other than in the ordinary course of business; or

(g)

Any agreement obligating the Corporation to do or take any of the actions referred to in this Section 2.7 outside the ordinary course of business.

2.7

Contracts.  Schedule 2.7 will set forth an accurate, current and complete list and description of each material  contract and agreement, whether written or oral ("Contract"), (other than this Agreement) to which the Corporation is a party or by which the Corporation or any of its assets are bound. An accurate, current and complete copy of each Contract described on Schedule 2.7 hereto has been made available to Medical for inspection and copying.

2.8

Offers.  There are no outstanding offers, bids, proposals or quotations made by the Corporation which, if accepted, would create a Contract with the Corporation.

2.9

Officers, Directors, Agents, etc.  Set forth on Schedule 2.9 annexed hereto is a complete list of all officers (with office held), directors, contractors and agents of the Corporation, and the compensation and all vacation and other benefits they are entitled to receive from the Corporation.

2.10

Labor Matters.  The Corporation is not and has never been a party to: (i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement or other employee benefit plan, whether legally binding or not; or (ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, disability, sick leave, medical, hospitalization and life insurance and other insurance plans, or related benefits; or (iii) any employment agreement other than with Byron Webb. No former employee of the Corporation has any claim against the Corporation (whether under federal or state law, any employment agreement or otherwise) on account of or for: (i) overtime pay; (ii) wages or salary for any period; (iii) vacation, time-off or pay in lieu of vacation or time-off; or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work. No person or party (including, but not limited to, governmental agencies of any kind) has any claim or basis for any action or proceeding against the Corporation arising out of any statute, ordinance or regulation relating to discrimination in employment or to employment practices or occupational safety and health standards.

2.11

Environmental Matters.  Except as set forth on Schedule 2.11, the Corporation has not generated any hazardous wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner regulating the generation or disposal of hazardous waste. There are no on-site or off-site locations where the Corporation has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by the Corporation, and no polychlorinated biphenyls are used or stored at any property owned or leased by the Corporation.

2.12

Books and Records.  The Corporation's books and records are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of the Corporation's assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which the Corporation is or was a party or by which the Corporation or any of its assets are or were affected.

2.13

Taxes.  Except as otherwise disclosed in this Agreement, or any applicable SEC filings, all taxes due, owing and payable by the Corporation have been fully paid. The amounts set up as provision for taxes on the Balance Sheet are sufficient for the payment of all accrued and unpaid taxes of the Corporation, whether or not disputed. The amount set up as provision for taxes on the Corporation's books and records for the current fiscal year through the Closing shall be sufficient for the payment of all accrued and unpaid taxes of the Corporation, whether or not disputed, for such period. No claim for any tax due from or assessed against the Corporation is being contested by the Corporation. None of the Corporation's tax returns or reports has been audited by the Internal Revenue Service or any state or local tax authority, and the Corporation has not received any notice of deficiency or other adjustment from the Internal Revenue Service or any state or local tax authority. There are no agreements, waivers or other arrangements providing an extension of time with respect to the assessment of any tax against the Corporation, nor are there any tax proceedings now pending or threatened against the Corporation. No state of facts exists or has existed, nor has any event occurred, which would constitute grounds for the assessment of any further tax against the Corporation.

2.14

Litigation.  The Corporation is not a party to, the subject of, or threatened with any litigation nor, to the best of the Corporation's knowledge, is there any basis for any litigation. The Corporation is not contemplating the institution of any litigation.

2.15

Other Liabilities.  No claim of breach of contract, tort, product liability or other claim, contingent or otherwise, has been asserted or threatened against the Corporation nor, to the best of the Corporation's knowledge, is capable of being asserted by any employee, creditor, claimant or other person against the Corporation. No state of facts exists or has existed, nor has any event occurred, which could give rise to the assertion of any such claim by any person.

2.16

Consents.  Subject to the submission of this matter to a vote of the Corpoartion’s shareholders, the execution, delivery and performance by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

2.17

Judgments.  There is no outstanding judgment against the Corporation. There is no health or safety problem involving or affecting the Corporation. There are no open workers compensation claims against the Corporation, or any other obligation, fact or circumstance which would give rise to any right of indemnification on the part of any current or former shareholder, director, officer, employee or agent of the Corporation, or any heir or personal representative thereof, against the Corporation or any successor to the businesses of the Corporation.

2.18

Improper Payments.  Neither the Corporation, nor any of its current or former shareholders, directors, officers or employees or agents, nor any person acting on behalf of the Corporation, has, directly or indirectly, made any bribe, kickback or other payment of a similar or comparable nature, whether lawful or not, to any person, public or private, regardless of form, whether in money, property or services, to obtain favorable treatment for business secured or special concessions already obtained. No funds or assets of the Corporation were donated, lent or made available directly or indirectly for the benefit of, or for the purpose of supporting or opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign. The Corporation has not maintained and does not maintain a bank account, or any other account of any kind, whether domestic or foreign, which account was not or is not reflected in the Corporation's books and records, or which account was not listed, titled or identified in the name of the Corporation.

2.19

Full Disclosure.  All the representations and warranties made by the Corporation herein or in any Schedule, and all of the statements, documents or other information pertaining to the transaction contemplated herein made or given by the Corporation, its agents or representatives, are complete and accurate, and do not omit any information required to make the statements and information provided, in light of the transaction contemplated herein, non-misleading, accurate and meaningful.

ARTICLE III

MEDICAL'S REPRESENTATIONS AND WARRANTIES

Medical hereby makes the following representations and warranties to the Corporation, each of which Medical represents to be true and correct on the date hereof and (except as Medical may notify the Corporation in writing prior to the Closing) shall be deemed made again as of the Closing and represented by Medical to be true and correct at the time of the Closing.

3.1

Organization.  Medical is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is not required to be qualified or licensed as a foreign corporation in any other jurisdiction. Medical has the full power and authority to own all its assets and to conduct its business as and where its business is presently conducted. Accurate, current and complete copies of the Articles of Incorporation and Bylaws of Medical are to be attached hereto as Schedule 3.1. Medical has no subsidiaries or equity interest in any entity.

3.2

Stock Ownership.  The authorized capital stock of Medical consists of 25 million shares of common stock, $.001 par value of which 8,109,414 are currently issued and outstanding.  All the issued and outstanding capital stock of Medical is duly authorized, validly issued, fully paid and nonassessable. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of Medical having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Medical may vote. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Medical is a party or by which it is bound obligating Medical to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of Medical or obligating Medical to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of Medical to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of Medical. Notwithstanding the foregoing, if prior to closing, Medical Connections shall issue additional shares of common stock,  Medical Connections shall so advise the Corporation. However, the total number of shares of the Exchanged Corporation Stock to be delivered to the Medical shareholders shall not be adjusted as a result of any increase or decrease in the issued and outstanding common stock of Medical Connections.

3.3

Authority and Approval of Agreement.

(a)

The execution and delivery of this Agreement by Medical and the performance of all Medical's obligations hereunder have been duly authorized and approved by all requisite corporate action on the part of Medical pursuant to applicable law. Medical has the power and authority to execute and deliver this Agreement and to perform all its obligations hereunder.

(b)

This Agreement and each of the other documents, instruments and agreements executed by Medical in connection herewith constitute the valid and legally binding agreements of Medical, enforceable against Medical in accordance with their terms, except that: (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

3.4

No Violations.  Neither the execution, delivery nor performance of this Agreement or any other documents, instruments or agreements executed by Medical in connection herewith, nor the consummation of the transactions contemplated hereby: (i) constitutes a violation of or default under (either immediately, upon notice or upon lapse of time) the Articles of Incorporation or Bylaws of Medical, any provision of any Contract to which Medical or its assets may be bound, any judgment to which Medical is bound or any law applicable to Medical; or (ii) result in the creation or imposition of any encumbrance upon, or give to any third person any interest in or right to, any other capital stock of Medical or any of the assets of Medical; or (iii) result in the loss or adverse modification of, or the imposition of any fine or penalty with respect to, any license, permit or franchise granted or issued to, or otherwise held by or for the use of, Medical.

3.5

Consents.   Subject only to the consents of the Medical Connections shareholders, the execution, delivery and performance by Medical of this Agreement and the consummation by Medical of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

3.6

Medical Financial Statements.  Schedule 3.6 sets forth the financial statements of Medical ("Medical Financial Statements"), including the audited balance sheet, statements of operations, statements of changes in stockholders' equity and statements of cash flows for the period ended December 31, 2004, and the fiscal quarter ending June 30, 2005 (the balance sheet as of September 30, 2005 being hereinafter referred to as the "Medical Balance Sheet"). The Medical Financial Statements are true, correct and complete, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated, and accurately reflect Medical's financial condition and the results of Medical's operations for the periods and as the dates which they purport to cover.

3.7

Conduct Since Date of Medical Balance Sheet.  Except as disclosed in Schedule 3.7 hereto or as otherwise set forth herein, none of the following have occurred since the date of the Medical Balance Sheet:

(a)

Any material adverse change in the financial condition, obligations, capitalization, business, prospects or operations of Medical, nor are there any circumstances known to Medical which might result in such a material adverse change or such an effect;

(b)

Any increase of indebtedness of Medical other than in the ordinary course of business;

(c)

Any settlement or other resolution of any dispute or proceeding including Medical other than in the ordinary course of business;

(d)

Any cancellation by Medical, without payment in full, of any obligation to Medical of any shareholder, partner, director, officer or employee of Medical (or any member of their respective families), or any person in which any shareholder, partner, director or officer of Medical (or any member of their respective families) has any direct or indirect interest;

(e)

Any obligation incurred by Medical other than in the ordinary course of business;

(f)

Any payment, discharge or satisfaction of any obligation or judgment of or against Medical, other than in the ordinary course of business; or

(g)

Any Contract obligating Medical to do or take any of the actions referred to in this Section 3.7 outside the ordinary course of business.

3.8

Contracts.  Schedule 3.8 will set forth an accurate, current and complete list and description of each material Contract (other than this Agreement) to which Medical is a party or by which Medical or any of its assets are bound. An accurate, current and complete copy of each material Contract described in Schedule 3.8 hereto has been furnished to the Corporation.

3.9

Offers.  There are no outstanding offers, bids, proposals or quotations made by Medical which, if accepted, would create a Contract with Medical.

3.10

Officers, Directors, Agents, etc.  Set forth on Schedule 3.10 to be annexed hereto is a complete list of all officers (with office held), directors, contractors and agents of Medical, and the compensation and all vacation and other benefits they are entitled to receive from Medical.

3.11

Labor Matters.  Medical is not and has never been a party to: (i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement or other employee benefit plan, whether legally binding or not; or (ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, disability, sick leave, medical, hospitalization and life insurance and other insurance plans, or related benefits; or (iii) any employment agreement. No former employee of Medical has any claim against Medical (whether under federal or state law, any employment agreement or otherwise) on account of or for: (i) overtime pay; (ii) wages or salary for any period; (iii) vacation, time-off or pay in lieu of vacation or time-off; or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work. No person or party (including, but not limited to, governmental agencies of any kind) has any claim or basis for any action or proceeding against Medical arising out of any statute, ordinance or regulation relating to discrimination in employment or to employment practices or occupational safety and health standards.

3.12

Environmental Matters.  Except as set forth in Schedule 3.12 Medical has not generated any hazardous wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner regulating the generation or disposal of hazardous waste. There are no on-site or off-site locations where Medical has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by Medical.

3.13

Books and Records.  Medical's books and records are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of Medical's assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which Medical is or was a party or by which Medical or any of its assets are or were affected.

3.14

Taxes.  Except as otherwise disclosed in this Agreement, all taxes due, owing and payable by Medical have been fully paid. The amounts set up as provision for taxes on the Medical Balance Sheet are sufficient for the payment of all accrued and unpaid taxes of Medical, whether or not disputed. The amount set up as provision for taxes on Medical's books and records for the current fiscal year through the Closing shall be sufficient for the payment of all accrued and unpaid taxes of Medical, whether or not disputed, for such period. No claim for any tax due from or assessed against Medical is being contested by Medical. None of Medical's tax returns or reports has been audited by the Internal Revenue Service or any state or local tax authority, and Medical has not received any notice of deficiency or other adjustment from the Internal Revenue Service or any state or local tax authority. There are no agreements, waivers or other arrangements providing an extension of time with respect to the assessment of any tax against Medical, nor are there any tax proceedings now pending or threatened against Medical. No state of facts exists or has existed, nor has any event occurred, which would constitute grounds for the assessment of any further tax against Medical.

3.15

Litigation.  Except as set forth in Schedule 3.15, Medical is not a party to, the subject of, or threatened with any litigation nor, to the best of Medical's knowledge, is there any basis for any litigation. Medical is not contemplating the institution of any litigation.

3.16

Other Liabilities.  No claim of breach of contract, tort, product liability or other claim (whether arising from Medical's business operations or otherwise), contingent or otherwise, has been asserted or threatened against Medical nor, to the best of Medical's knowledge, is capable of being asserted by any employee, creditor, claimant or other person against Medical. No state of facts exists or has existed, nor has any event occurred, which could give rise to the assertion of any such claim by any person.

3.17

Consents.  The execution, delivery and performance by Medical of this Agreement and the consummation by Medical of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

3.18

Judgments.  There is no outstanding judgment against Medical. There is no health or safety problem involving or affecting Medical. There are no open workers compensation claims against Medical, or any other obligation, fact or circumstance which would give rise to any right of indemnification on the part of any current or former shareholder, partner, director, officer, employee or agent of Medical, or any heir or personal representative thereof, against Medical or any successor to the business of Medical.

3.19

Compliance with Laws.  Medical and its business are in full compliance with all laws.

3.20

Improper Payments.  Neither Medical, nor any of its current or former shareholders, partners, directors, officers or employees or agents, nor any person acting on behalf of Medical, has, directly or indirectly, made any bribe, kickback or other payment of a similar or comparable nature, whether lawful or not, to any person, public or private, regardless of form, whether in money, property or services, to obtain favorable treatment for business secured or special concessions already obtained. No funds or assets of Medical were donated, lent or made available directly or indirectly for the benefit of, or for the purpose of supporting or opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign. Medical has not maintained and does not maintain a bank account, or any other account of any kind, whether domestic or foreign, which account was not or is not reflected in the Medical corporate books and records, or which account was not listed, titled or identified in the name of Medical.

3.21

Full Disclosure.   All the representations and warranties made by Medical herein or in any Schedule hereto, and all of the statements, documents or other information pertaining to the transaction contemplated herein made or given by Medical, its agents or representatives are complete and accurate, and do not omit any information required to make the statements and information provided, in light of the transaction contemplated herein, non-misleading, accurate and meaningful.

ARTICLE IV

MEDICAL SHAREHOLDERS' REPRESENTATIONS,

WARRANTIES AND AGREEMENTS

Each Medical Shareholder hereby makes the following representations and warranties to the Corporation, each of which such Medical Shareholder represents to be true and correct on the date hereof and (except as such Medical Shareholder may notify the Corporation in writing prior to the Closing) shall be deemed made again as of the Closing and represented by such Medical Shareholder to be true and correct at the time of the Closing.

4.1

Title to Stock.  He is the sole owner, legally and beneficially, of the Medical capital stock set forth on Schedule 1.1 hereto opposite his name, the consideration payable by him therefore has been paid and such stock is fully paid and nonassessable and free and clear of all encumbrances of every kind. He has full legal right, power and authority to enter into this Agreement and to sell, assign and transfer such stock to the Corporation. The delivery to the Corporation of such stock pursuant to the provisions of this Agreement will transfer to the Corporation valid title thereto, free and clear of all encumbrances of every kind except any created by the Corporation. The Medical capital stock represents his entire interest in Medical. He has no other rights, claims or interest to, against or in Medical, or its officers and directors.

4.2

Enforceability.  This Agreement and each of the other documents, instruments and agreements executed by him in connection herewith constitute the valid and legally binding agreements of him, enforceable against him in accordance with their terms, except that: (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

4.3

Brokerage Fees.  There is no person acting on behalf of him who is entitled to or has any claim for any brokerage or finder's fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE V

INTERPRETATION AND SURVIVAL OF

REPRESENTATIONS AND WARRANTIES

5.1

Interpretation.  Each warranty and representation made by a party in this Agreement or pursuant hereto is independent of all other warranties and representations made by the same party in this Agreement or pursuant hereto (whether or not covering identical, related or similar matters) and must be independently and separately satisfied. Exceptions or qualifications to any such warranty or representation shall not be construed as exceptions or qualifications to any other warranty or representation.

5.2

Survival.  All representations and warranties made in this Agreement or pursuant hereto shall survive the date hereof, the Closing, the consummation of the transaction contemplated hereby and any investigation.

ARTICLE VI

OBLIGATIONS PRIOR TO CLOSING

6.1

Conduct of the Corporation and Medical Pending Closing.  During the period from the date hereof until the Closing Date, except with the express prior written consent of the other party, the Corporation and Medical hereby covenant and agree that:

(a)

each shall maintain its existence in good standing in the state of its incorporation and each other jurisdiction where it is required to be licensed or qualified as a foreign corporation, and shall not alter or amend its Articles of Incorporation or Bylaws;

(b)

each shall duly and timely file all returns and reports required by any law to be filed by it, shall promptly pay when due all taxes assessed against it or any of its assets, and shall conform to and fully comply with all the laws pertaining to its assets or the conduct of its business; and

(c)

each shall not take any action, or enter into any agreement that would cause a breach of any of the representations and warranties made herein by the Corporation or Medical, as applicable.

ARTICLE VII

CONDITIONS PRECEDENT TO MEDICAL'S AND THE

MEDICAL SHAREHOLDERS' OBLIGATIONS

Notwithstanding the execution and delivery of this Agreement or the performance of any part hereof, Medical's and each of the Medical Shareholders' respective obligations to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth in this Article VII, except to the extent that such satisfaction is waived in writing by Medical and a majority in interest of the Medical Shareholders.

7.1

Representations and Warranties of the Corporation.  All representations and warranties made by the Corporation in this Agreement and the Schedules hereto shall be true and correct in all respects on the date hereof, and shall be true and correct in all respects at the time of the Closing as though such representations were again made, without exception or deviation, at the time of the Closing.

7.2

Performance of this Agreement.  The Corporation shall have duly performed or complied with all the obligations under this Agreement to be performed or complied with by the Corporation on or prior to the Closing.

7.3

Absence of Litigation.  No litigation shall have been instituted on or before the time of the Closing by any person, the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement, or which had or could have a material adverse effect on the business of the Corporation.

7.4

Deliveries at Closing.  At or prior to Closing, in addition to all other deliveries to be made by the Corporation, the Corporation shall deliver or cause to be delivered to Medical and the Medical Shareholders a certificate signed by Byron Webb, President of the Corporation, dated the Closing, certifying that: (a) all of the terms and conditions of this Agreement to be satisfied or performed by the Corporation on or before the time of the Closing have been satisfied or performed; (b) no litigation has been instituted or, to the best knowledge of Mr. Webb, there is no threatened on or before the time of the Closing by any person (other than Medical), the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement, or which had or could have a material adverse effect on the business of the Corporation; and (c) there has not been any material adverse change in or affecting the Corporation between the date of this Agreement and the time of the Closing.

7.5

Schedules.  The Corporation shall have provided to Medical and its Shareholders all referenced schedules.

ARTICLE VIII

CONDITIONS PRECEDENT TO THE

CORPORATION'S OBLIGATIONS

Notwithstanding the execution and delivery of this Agreement or the performance of any part hereof, the Corporation's obligations to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth in this Article VIII, except to the extent that such satisfaction is waived by the Corporation in writing.

8.1

Representations and Warranties of Medical and the Medical Shareholders.  All representations and warranties made by Medical and the Medical Shareholders contained in this Agreement and the Schedules hereto shall be true and correct in all respects on the date hereof, and shall be true and correct in all respects at the time of the Closing as though such representations were again made, without exception or deviation, at the time of the Closing.

8.2

Performance of this Agreement.  The owners of 100% of the issued and outstanding shares of common stock of Medical shall have executed this Agreement. Medical and the Medical Shareholders shall have duly performed or complied with all of the covenants and obligations under this Agreement to be performed or complied with by them on or prior to the Closing.

8.3

Absence of Litigation.  Except as otherwise disclosed in this agreement, no litigation has been instituted on or before the time of the Closing by any person, the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement.

8.4

Deliveries at Closing.  At Closing, in addition to all other deliveries to be made to the Corporation hereunder, the Corporation shall receive a certificate signed by Joseph Azzata, the CEO of Medical, dated as of the Closing, certifying that: (a) all of the terms and conditions of this Agreement to be satisfied or performed by Medical on or before the time of the Closing have been satisfied or performed; (b) except as set forth in this Agreement, there is no other litigation has been instituted or, to the best of Mr. Azzata’s knowledge, threatened on or before the time of the Closing by any person (other than the Corporation), the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement, or which had or could have a material adverse effect on the business of Medical; and (c) there has not been any material adverse change in or affecting Medical between the date of this Agreement and the time of the Closing.

8.5

Schedules.  Medical shall have provided to the Corporation all referenced schedules.

ARTICLE IX

OBLIGATIONS AT CLOSING

9.1

Obligations of the Corporation and Webb to Medical and the Medical Shareholders at Closing.  The Corporation hereby covenants and agrees to deliver or cause to be delivered to Medical and Medical Shareholders at the Closing the following:

(a)

Duly issued certificates (legended as provided in Section 1.5(a)(iii) hereof) representing all the Exchanged Corporation Stock, together with any documentary stamps required in connection with such transfer and such other appropriate documents and instruments of transfer as Medical may reasonably request.

(b)

An Active Status Certificate for the Corporation, dated no earlier than ten (10) days before the Closing, from the State of Florida.

(c)

A copy of the resolutions adopted by the Board of Directors of the Corporation, certified by its corporate secretary, which resolutions authorize it to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

(d)

Such corporate resolutions, resignations and other documents as shall be required to remove all officers and directors of the Corporation and to replace them with the following officers and directors:

Joseph Azzata

Anthony J. Nicolosi

(e)

Webb shall cancel all of his share ownership in the Corporation as set forth in paragraph 1.2 above

9.2

Medical's Obligations to the Corporation and Webb at Closing.  Medical agrees to deliver or cause to be delivered to the Corporation (paragraph (a)-(c) only) and Webb (paragraph (d) only) at the Closing the following:

(a)

A Good Standing Certificate for Medical dated no earlier than ten (10) days before the Closing, from the State of Florida.

(b)

A copy of the resolutions adopted by the Board of Directors of Medical, certified by its corporate secretary, which resolutions authorize it to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

(c)

All outstanding Medical capital stock certificates to be exchanged for shares of Exchanged Corporation Stock free and clear of all encumbrances, together with all certificates evidencing the same and stock powers therefore, in a form acceptable to the Corporation, duly executed in blank.

(d)

$200,000 to Webb as set forth in paragraph 1.2 above

9.3

Medical Shareholders' Obligations to the Corporation at Closing.  Each Medical Shareholder hereby covenants and agrees to deliver to the Corporation at the Closing the following:

(a)

If not previously delivered to Medical for such purposes, all his Medical capital stock certificates, free and clear of all encumbrances, together with all certificates evidencing same and stock powers therefore, in a form acceptable to the Corporation, duly executed in blank.

(b)

Such other documents and instruments as counsel to the Corporation may reasonably request.

ARTICLE X

TERMINATION

10.1

Termination on Default.  If, prior to the Closing, a party hereto shall materially breach or default in the full and timely performance and satisfaction of any of its representations and warranties or obligations under this Agreement, and such breach or default is not cured on or before the fifth (5th) day after the date notice is given by the non-defaulting party to the defaulting party specifying the nature of such breach or default (or at or before the time of the Closing if sooner), then the non-defaulting party may terminate this Agreement immediately upon notice to the defaulting party; provided, however, that no Medical Shareholder may terminate this Agreement.

10.2

Termination at Closing.  If any of the conditions set forth in Article VII hereof are not satisfied at or before the time of the Closing, then Medical may terminate this Agreement by notifying the Corporation at the Closing. If any of the conditions set forth in Article VIII hereof are not satisfied at or before the time of the Closing, then the Corporation may terminate this Agreement by notifying Medical and all the Medical Shareholders at the Closing.

ARTICLE XI

OTHER AGREEMENTS

11.1

Name Change.  Contemporaneously with the consummation of this transaction, the Corporation shall change its name to Medical Connections, Inc.

ARTICLE XII

MISCELLANEOUS

12.1

Notices.  All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, and addressed as set forth below:

If to the Corporation:	155 Wilson Lake Road, Mooresville, NC 28117 ATTN: BYRON WEBB

If to Medical or the Medical Shareholders:	2300 Glades Road Suite 202 E Boca Raton, FL 33431 Attn: Joseph Azatta

12.2

Entire Agreement.  This Agreement, including the Schedules attached hereto and the documents delivered pursuant hereto, sets forth all the promises, covenants, agreements, conditions and understandings among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as herein contained. No changes of or modifications or additions to this Agreement shall be valid unless same shall be in writing and signed by the parties hereto.

12.3

Binding Effect; Assignment.  This Agreement shall be binding upon the parties hereto, their beneficiaries, heirs and administrators. No party may assign or transfer its interests herein, or delegate its duties hereunder, without the written consent of the other parties.

12.4

Amendment.  The parties hereby irrevocably agree that no attempted amendment, modification or change (collectively, "Amendment") of this Agreement shall be valid and effective, unless the parties shall unanimously agree in writing to such Amendment.

12.5

No Waiver.  No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

12.6

Gender and Use of Singular and Plural.  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

12.7

Counterparts.  This Agreement and any Amendments may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

12.8

Headings.  The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

12.9

Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Florida.

12.10

Further Assurances.  The parties hereto shall execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

12.11

Litigation.  If any party hereto is required to engage in litigation or arbitration against any other party hereto, either as plaintiff or as defendant, in order to enforce or defend any of its or his rights under this Agreement, and such litigation results in a final judgment in favor of such party (the "Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred by the Prevailing Party in so enforcing or defending its or his rights hereunder, including, but not limited to, all attorneys' fees, paralegals' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

12.12

Confidentiality.  Except for discussions of the transactions contemplated by this Agreement among the parties hereto and their respective representatives and counsel participating in this transaction, and except as may be required of the Corporation pursuant to federal securities laws, each party hereto shall, unless all other parties hereto shall otherwise agree, keep confidential and not, directly or indirectly, disclose to any person the existence of this Agreement, the transaction contemplated by this Agreement or any of the terms thereof, or the fact that the Corporation and Medical have entered into discussions or negotiations for any purpose whatsoever, and each party hereto shall use its good faith efforts to cause its employees, agents, officers, directors and representatives to abide by the foregoing restrictions on disclosure.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year set forth above.

WEBB MORTGAGE DEPOT, INC.

By:	/s/ BYRON WEBB
Name: Byron Webb
Title: President

MEDICAL CONNECTIONS, INC.

By:	/s/ JOSEPH AZZATA
Name: Joseph Azzata
Title: CEO

/s/ BYRON WEBB
Byron Webb, individually

MEDICAL CONNECTIONS, INC. SHAREHOLDERS
:

SCHEDULE B

WEBB MORTGAGE DEPOT, INC., AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

JUNE 30, 2005

WEBB MORTGAGE DEPOT, INC., AND SUBSIDIARY

INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

Page(s)

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	B-3

Balance Sheet- June 30, 2005	B-4

Statement of Operations for the six months ended June 30, 2005	B-5

Statement of Operations for the Year ended December 31, 2004	B-6
s
Notes to Financial Statements	B-7

WEBB MORTGAGE DEPOT, INC., AND SUBSIDIARY

INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

On January 26, 2005, Webb Mortgage Depot, Inc., (“The Company”) signed a Share Exchange Agreement with Medical Connections, Inc., a privately held Company whereby, Webb Mortgage Depot, Inc., agreed to acquire all the outstanding capital stock of Medical Connections, Inc. The transaction is expected to close in September 2005.

The acquisition will be accounted for under the purchase method of accounting. Accordingly, Medical Connections, Inc., will be treated as the continuing entity for accounting purposes.

The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 has been presented with a consolidated subsidiary at June 30, 2005. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 purport what the acquisition would look like as though the transaction happened January 1, 2005. The year ended December 31, 2004 have been presented as if the acquisition had occurred January 1, 2004 combined.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2005

ASSETS	Webb Mortgage Depot, Inc.	Medical Connections Inc.	Adjustments	Pro Forma

CURRENT ASSETS
Cash and cash equivalents	$47,812	$568,572	$—	$616,384
Real estate held for resale	652,319	—	—	652,319
Accounts Receivable	—	133,500	—	133,500
Total current assets	700,131	702,072	$—	1,402,203

PROPERTY AND EQUIPMENT
Equipment (net)	11,939	130,592	—	142,531
Net property and equipment	11,939	130,592	$—	142,531

OTHER ASSETS
Security Deposit	—	33,213	—	33,213
Total Other Assets	—	33,213	—	33,213

TOTAL ASSETS	$712,070	$865,877	$—	$1,577,947

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$11,745	$—	$—	$11,745
Accrued Rent- related party	13,450	—	—	13,450
Lines of credit	51,402	—	—	51,402
Capital lease payable	806	—	—	806
Mortgage payable	451,335	—	—	451,335
Liability for stock to be issued	—	626,398	—	626,398
Total current liabilities	$528,738	$626,398	$—	$1,155,136

LONG TERM LIABILITIES
Capital lease payable	170	—	—	170
Total long term liabilities	$170	$—	$—	$170

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock, $.001 par value;50,000,000 shares authorized; 42,091 shares issued and outstanding	4,209	7,974	(11,758)	425
Additional paid-in capital	1,401,277	1,972,443	11,758	3,385,478
Common stock subscribed	—	(166,000)	—	(166,000)
Accumulated deficit	(1,222,324)	(1,574,938)	—	(2,797,262)
Total stockholders' equity (deficit)	183,162	239,479	—	422,641

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$712,070	$865,877	$—	$1,577,947

See notes to unaudited pro forma condensed financial statements.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005

	Webb Mortgage Depot, Inc.	Medical Connections Inc.	Adjustments	Pro Forma

REVENUES	$234,395	$217,350	$—	$451,745

OPERATING EXPENSES
General and administrative	100,597	982,518	—	1,083,115
Advertising	21,571	2,865	—	24,436
Mortgage application costs and expenses	72,010	—	—	72,010
Total operating expenses	194,178	985,383	—	1,179,561

NET INCOME (LOSS) FROM OPERATIONS	40,217	(768,033)	—	(727,816)

OTHER INCOME (EXPENSE)
Interest expense	(5,403)	—	—	(5,403)
Total other income (expense)	(5,403)	—	—	(5,403)

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	34,814	(768,033)	—	(733,219)
Provision for income taxes	—	—	—	—

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$34,814	$(768,033)	$—	$(733,219)

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$0.83	$(10.21)		$(17.42)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	42,091	75,239		42,091

See notes to unaudited pro forma condensed financial statements.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

	Webb Mortgage Depot, Inc.	Medical Connections Inc.	Pro Forma

REVENUES	$461,782	$43,532	$505,314

OPERATING EXPENSES
Advertising	59,505	27,534	87,039
Administrative	77,252	77,620	154,872
Automobile	—	4,238	4,238
Appraisals, titlework and surveys	13,070	—	13,070
Commissions	72,915	136,932	209,847
Compensation expense	22,500	232,475	254,975
Consultants	57,730	—	57,730
Contract Labor	—	88,300	88,300
Credit reports	2,156	—	2,156
Depreciation	3,587	1,964	5,551
Outside services/payroll & payroll taxes	—	67,567	67,567
Professional Fees	5,975	24,341	30,316
Processing fees	11,267	—	11,267
Rent	16,877	11,960	28,837
Telephone and utilities	—	8,148	8,148
Travel and Entertainment	—	10,860	10,860
			—
Total operating expenses	342,834	691,939	1,034,773

NET INCOME (LOSS) FROM OPERATIONS	118,948	(648,407)	(529,459)

OTHER INCOME (EXPENSE)
Litigation award	—	13,000	13,000
Interest expense	(6,214)	—	(6,214)
Loss on abandonment of leasehold improvements	(12,061)	—	(12,061)
Total other income (expense)	(18,275)	13,000	(5,275)

NET INCOME (LOSS) FROM OPERATIONS BEFORE PROVISION FOR INCOME TAXES	100,673	(635,407)	(534,734)
Provision for income taxes	—	—	—

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$100,673	$(635,407)	$(534,734)

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$2.39	$(10.47)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	42,091	60,684

See notes to unaudited pro forma condensed financial statements.

WEBB MORTGAGE DEPOT, INC., AND SUBSIDIARY

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and for the year ended December 31, 2004, to reflect the proposed combination of Webb Mortgage Depot, Inc., and Medical Connections, Inc.

A.

To record the issuance of stock and purchase of the Company.

B.

The unaudited proforma does take into consideration the proposed 100 to one stock split.

SCHEDULE C

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONTENTS

PAGE	C-3	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE	C-4	CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

PAGE	C-5	CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (RESTATED)

PAGE	C-6	CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (RESTATED)

PAGE	C-7	CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (RESTATED)

PAGE	C-8	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:

Webb Mortgage Depot, Inc.

We have audited the accompanying consolidated balance sheets of Webb Mortgage Depot, Inc. and subsidiaries as of December 31, 2004 and 2003 (restated) and the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2004 and 2003 (restated). These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Webb Mortgage Depot, Inc. and subsidiaries as of December 31, 2004 and 2003 (restated) and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 (restated) in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the accompanying consolidated financial statements for the year ended December 31, 2003 have been restated.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the consolidated financial statements, the Company has a negative cash flow from operations of $67,220, a working capital deficiency of $517,104 and an accumulated deficit of $1,257,138. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning this matter are also described in Note 11. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEBB & COMPANY, P.A.

Boynton Beach, Florida

May 9, 2005

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

	2004	2003 As Restated
ASSETS
CURRENT ASSETS
Cash	$32,969	$30,257
Prepaid expenses and other current assets	—	1,683
Total Current Assets	32,969	31,940

PROPERTY & EQUIPMENT, NET	13,929	14,356

OTHER ASSETS
Home under construction	652,319	460,399

TOTAL ASSETS	$699,217	$506,695

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$26,343	$27,857
Accrued rent – related party	10,800	—
Payroll taxes payable	—	2,963
Advances from officer	459,692	375,179
Lines of credit	51,819	53,021
Capital lease payable – current	1,419	—
Total Current Liabilities	550,073	459,020

LONG-TERM LIABILITIES
Capital lease	796	—

TOTAL LIABILITIES	550,869	459,020

STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 25,000,000 shares authorized, 4,209,144 and 4,209,144 shares issued and outstanding, respectively	4,209	4,209
Additional paid in capital	1,401,277	1,401,277
Accumulated deficit	(1,257,138)	(1,357,811)
Total Stockholders’ Equity	148,348	47,675

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$699,217	$506,695

See accompanying notes to consolidated financial statements.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (RESTATED)

	2004	2003 As Restated

REVENUES
Mortgage Brokerage	$461,782	$481,198

OPERATING EXPENSES
Compensation	22,500	32,800
Advertising	59,505	48,194
Appraisals, title work and surveys	13,070	11,415
Commissions	72.915	149,219
Consulting	57,730	67,932
Credit report fees	2,156	8,356
Depreciation	3,587	4,047
General & administrative	77,252	79,323
Processing fees	11,267	18,861
Professional fees	5,975	73,397
Rent	16,877	11,685
Total Operating Expenses	342,834	505,229

NET INCOME (LOSS) FROM OPERATIONS	118,948	(24,031)

OTHER INCOME (EXPENSE)
Loss on abandonment of leasehold improvements	(12,061)	—
Interest expense	(6,214)	(4,194)
Total Other Income (Expense)	(18,275)	(4,194)

INCOME (LOSS) BEFORE INCOME TAXES	100,673	(28,225)

Provision for Income Taxes	—	—

NET INCOME (LOSS)	$100,673	$(28,225)

Net income (loss) per share - basic and diluted	$0.02	$(0.01)

Weighted average number of shares outstanding during the period - basic and diluted	4,209,144	4,160,377

See accompanying notes to consolidated financial statements.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (RESTATED)

	Common Stock		Additional Paid-In	Accumulated Deficit	Total
	Shares	Amount
Balance, December 31, 2002 (as previously reported)	4,019,144	$4,019	$1,326,467	$(1,329,586)	$900

Prior period adjustment	40,000	40	(40)	—	—

Balance, December 31, 2002 (as restated)	4,059,144	4,059	1,326,427	(1,329,586)	900

Stock issued for services	150,000	150	74,850	—	75,000

Amortization of stock issued for services	—	—	—	—	27,083

Net loss, 2003	—	—	—	(28,225)	(28,225)

Balance, December 31, 2003 (as restated)	4,209,144	4,209	1,401,277	(1,357,811)	47,675

Net income, 2004	—	—	—	100,673	100,673

BALANCE, DECEMBER 31, 2004	4,209,144	$4,209	$1,401,277	$(1,257,138)	$148,348

See accompanying notes to consolidated financial statements.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (RESTATED)

	2004	2003 (As Restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$100,673	$(28,225)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	3,960	4,047
Stock issued for services	—	75,000
Loss on abandonment of leasehold improvements	12,061	—
Changes in current assets and liabilities:
(Increase) decrease in:
Deposits and other assets	1,683	—
Home under construction	(191,920)	(15,181)
Increase (decrease) in:
Accounts payable	(1,514)	(15,003)
Payroll taxes payable	(2,963)	(4,267)
Net Cash Provided By (Used In) Operating Activities	(67,220)	16,371

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets	(12,794)	(16,979)
Net Cash Used In Investing Activities	(12,794)	(16,979)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments and advances from officer	84,513	22,531
Proceeds from (payments on) lines of credit	(1,202)	413
Payments on capital lease	(585)	—
Net Cash Provided By Operating Activities	82,726	22,944

NET INCREASE IN CASH	2,712	22,336

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	30,257	7,921

CASH AND CASH EQUIVALENTS AT END OF YEAR	$32,969	$30,257
SUPPLEMENTAL DISCLOSURE ON NON-CASH INVESTING AND FINANCING ACTIVITES

Cash paid for interest	$6,214	$7,734

During 2003, the Company’s President exchanged a home under construction for a note payable of $352,648.

During 2004, the Company purchased $2,800 of office equipment under a capital lease.

See accompanying notes to consolidated financial statements.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) Organization

Webb Mortgage Depot, Inc. (“Depot” or the “Company”) was incorporated in the State of Florida on May 11, 1999 to implement a corporate reorganization. On February 4, 2000, effective as of March 31, 2000, Depot acquired Webb Mortgage Corp. and Webb Mortgage Services Corporation.

Webb Mortgage Corp. was incorporated in the State of Florida on June 19, 1992 and operated as a mortgage broker. The Company holds a mortgage brokerage business license in the States of Florida, North Carolina, New York, and California.

Webb Mortgage Services Corporation was incorporated in the State of Florida on February 25, 1998 and also operated as a mortgage brokerage. Webb Mortgage Services Corporation held a correspondent mortgage lender license in the State of Florida, which had not been renewed as of December 31, 2001.

Since December 31, 2001, Webb Mortgage Corp. and Webb Mortgage Services Corporation were inactive and all brokerage business was transacted through Depot.

(B) Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Depot and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(C) Use of Estimates

The preparation of consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(D) Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

(E) Concentrations

The Company maintains its cash in bank deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts as of December 31, 2004, and believes it is not exposed to any significant credit risk.

As a result of such concentrations in the real estate business, the entity is vulnerable to a potential severe impact in the near-term with regard to this segment of business. Severe impact is defined as the effect of disrupting the normal functioning of the entity. As of December 31, 2004, there have been no events that have adversely effected the operations of the Company.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

(F) Property and Equipment

Property and equipment are stated at cost and depreciation is computed using the declining balance method over the estimated economic useful life of 5 to 7 years. Leasehold improvements are being amortized on a straight-line basis over five years. Maintenance and repairs are charged to expense as incurred. Major improvements are capitalized.

(G) Long-Lived Assets

The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment recognition whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the undiscounted future cash flows are less than the carrying amount, carrying amounts are reduced to fair value and impairment loss is recognized.

(H) Revenue Recognition

The Company collects broker fees on loans processed and recognizes the revenues as earned when the loans are funded. Loans are funded on the closing date for purchase loans and three days after the closing for refinance loans.

In accordance with SEC Staff Accounting Bulletins No. 101 and 104, the Company recognizes revenues from real estate transactions upon the sale of the property, since it takes title to the property, acts as principal in the transaction, and maintains the risks and rewards of ownership.

(I) Stock-Based Compensation

The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, “Accounting for Stock-Based Compensation” and SFAS No. 148, “Accounting for Stock Based Compensation - Transition and Disclosure,” which permits entities to provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied.

The Company accounts for stock options issued to non- employees for goods or services in accordance with SFAS 123.

(J) Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period, which includes the enactment date.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

(K) Net Income (Loss) Per Common Share

Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) available to common stockholder by the weighted- average number of common shares outstanding for the period. Diluted net income (loss) per share (Diluted EPS) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. At December 31, 2004 and 2003, the assumed exercise of common stock equivalents was not utilized since the effect was antidilutive due to the net loss in 2003 and the exercise price was greater than the market value during 2004. At December 31, 2004 and 2003, there were 200,000 and 200,000 common stock options outstanding, respectively, which could potentially dilute future earnings per share.

(L) New Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new accounting pronouncements, which may apply, to the Company.

Statement No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure”, amends FASB Statement No. 123, “Accounting for Stock-Based Compensation.”  In response to a growing number of companies announcing plans to record expenses for the fair value of stock options, Statement 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, Statement 148 amends the disclosure requirements of Statement 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. The Statement also improves the timeliness of those disclosures by requiring that this information be included in interim as well as annual financial statements. In the past, companies were required to make pro forma disclosures only in annual financial statements. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The Company adopted the disclosure provisions of Statement 148 for the year ended December 31, 2002, but will continue to use the method under APB 25 in accounting for stock options. The adoption of the disclosure provisions of Statement 148 did not have a material impact on the Company’s financial position, results of operations or liquidity.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities, and Interpretation of ARB No.51.”  FIN 46 requires certain variable interest entities to be consolidated by the primary beneficial of the entity if the equity investors in the entity do not have characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning on or after June 15, 2003.

On April 30, 2003 the FASB issued Statement No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” The Statement amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement 133. The amendments set forth in Statement 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly. In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in Statement 133. In addition, it clarifies when a derivative

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

contains a financing component that warrants special reporting in the statement of cash flows. This Statement is effective for contracts entered into or modified after June 30, 2003.

On May 15, 2003 the FASB issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. The Statement improves the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. The new Statement requires that those instruments be classified as liabilities in statements of financial position. In addition to its requirements for the classification and measurement of financial instruments in its scope, Statement 150 also requires disclosures about alternative ways of settling the instruments and the capital structure of entities, all of whose shares are mandatorily redeemable. Most of the guidance in Statement 150 is effective for all financial instruments entered into or modified after May 31, 2003.

Statement of Financial Accounting Standards (“SFAS”) No. 151, “Inventory Costs – an amendment of ARB No. 43, Chapter 4”“ SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67,” SFAS No. 153, “Exchanges of Non-monetary Assets – an amendment of APB Opinion No. 29,” and SFAS No. 123 (revised 2004), “Share-Based Payment,” were recently issued. SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

(M) Segment Reporting

The Company complies with SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  Based upon definitions contained within SFAS No. 131, the Company has determined that it operates in two segments; mortgage brokerage and real estate development.

NOTE 2

RESTATEMENT OF FINANCIAL STATEMENTS

(A) Home Under Construction

The Company determined that certain construction costs had not been recorded or accrued during the year ended December 31, 2003. The Company has restated these costs and related liabilities at December 31, 2003.

(B) Stock Issued for Services

The Company originally recorded the value of stock issued for services at par. The Company restated the value of the shares issued for services to reflect the value at a recent cash offering price.

A summary of significant effects of the restatement is as follows:

	December 31, 2003 (As Previously Reported)	December 31, 2003 (As Restated)
Statement of Operations

Revenues	$481,198	$481,198
Operating expenses	417,268	(505,229)
Net income (loss) from operations	63,930	(24,031)
Other income (expense)	(7,734)	(4,194)
Net income (loss)	56,196	(28,225)
Net income (loss) per share – basic and diluted	$0.01	$(0.01)
Weighted average number of shares outstanding during the period - basic and diluted	4,169,144	4,160,377

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

	December 31, 2003 (As Previously Reported)	December 31, 2003 (As Restated)
Balance Sheet

Current assets	$130,364	$31,940
Property and equipment, net	14,356	14,356
Total assets	144,720	506,695
Current liabilities	87,609	459,020
Total liabilities	87,609	459,020
Stockholders’ equity	57,111	47,625
Total liabilities and stockholders’ equity	$144,720	$506,695

NOTE 3

PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2004 and 2003:

	2004	2003

Leasehold improvements	$10,501	$16,978
Computers and equipment	8,350	3,257
	18,851
Less accumulated depreciation	(4,922)	(5,879)

Property and equipment, net	$13,929	$14,356

Depreciation expense for the years ended December 31, 2004 and 2003 was $3,960 and $4,047, respectively. During 2004, the Company recognized a loss on the abandonment of leasehold improvements of $12,061.

NOTE 4

LINES OF CREDIT

The Company maintained an overdraft credit line with a bank for funds up to $5,000. The principal amount is due on demand. The line bears interest at prime plus (8.50% and 7.75% as of December 31, 2004 and 2003, respectively). Amounts outstanding, including accrued interest at December 31, 2004 and 2003 were $3,545, and $4,712, respectively.

The Company maintains a $50,000 line of credit with a bank. The line bears interest at prime plus (8.25% and 7.0% at December 31, 2004 and 2003, respectively). The loan is due on demand and is secured by all assets of the Company with a guarantee by the President of the Company. Amounts outstanding including accrued interest at December 31, 2004 and 2003 were $48,274 and $48,309, respectively (See Note 9).

NOTE 5

STOCKHOLDERS’ EQUITY

(A) Common Stock

In February 2003, the Company settled a consulting agreement by issuing 100,000 common shares to an investment-banking firm, for consulting services rendered. The shares were valued at the recent cash-offering price of $0.50 per share or an aggregate of $50,000. The Company recognized consulting expense of $50,000 in 2003.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

In October 2003, the Company granted an aggregate 50,000 common shares for legal services. The shares were valued at the recent cash-offering price of $0.50 per share or an aggregate of $25,000. The Company recognized $25,000 of legal expenses during 2003.

(B) Stock Options

In January 2001, the Company granted options to purchase 80,000 shares of common stock to a consultant for services rendered. The options expired on May 25, 2003 and are exercisable at $0.50 per shares. The Company recognized a consulting expense of $3,599 based on the fair value method under SFAS 123.

In September 2001, the Company granted options to purchase 20,000 shares of common stock to a new director of the Company. The options expired in September 2002 and are exercisable at $0.50 per share, which was the fair market value of the common stock at the grant date. In accordance with APB 25, for options issued to employees, since the fair market value of the common stock did not exceed the exercise price, no compensation cost has been recognized for the options issued.

On August 2, 2002, the Company granted options to purchase 200,000 common shares to a consultant at an exercise price of $0.55 per share. The options are exercisable immediately and expire on August 31, 2005. Based on the zero fair value of the options, computed using the Black-Scholes Option Pricing Model under SFAS 123, with the following assumptions: expected dividend yield 0%, risk-free interest rate of 2.99%, volatility 0% and expected term of three years, no expense will be recognized.

In accordance with SFAS 123, for options issued to employees, the Company has elected to apply APB Opinion No. 25 and related interpretations. Accordingly, no compensation cost has been recognized for options issued under the plan during 2004 and 2003. Had compensation cost for the Company’s stock-based compensation been determined on the fair value at the grant dates for awards under that plan, consistent with Statement of Accounting Standards No 123, “Accounting for Stock Based Compensation” (Statement No. 123), the Company’s results would not change for both 2004 and 2003.

The effect of applying Statement No. 123 is not likely to be representative of the effects on reported net income (loss) for future years due to, among other things, the effects of vesting.

A summary of the options issued to employees and consultants as of December 31, 2004 and 2003 and changes during the years is presented below:

	Number of Options	Weighted Average Exercise Price
Stock Options
Balance at January 1, 2003	300,000	$0.53
Granted	—	—
Exercised	—	—
Forfeited	(100,000)	0.50
Balance at December 31, 2003	200,000	$0.55
Balance at January 1, 2004	200,000	$0.55
Granted	—	—
Exercised	—	—
Forfeited	—	—
Balance at December 31, 2004	200,000	$0.55
Options exercisable at December 31, 2004	200,000	$0.55
Weighted average fair value of options granted during the period		$—

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

The following table summarizes information about employee stock options and consultant options outstanding at December 31, 2004:

2003:
Exercise Price	Number Outstanding at December 31, 2003	Average Remaining Contractual Life	Weighted Average Exercise Price	Number Outstanding at December 31, 2003	Weighted Average Exercise Price
$0.55	200,000	1.67 years	0.55	200,000	$0.55

2004:
Exercise Price	Number Outstanding at December 31, 2004	Average Remaining Contractual Life	Weighted Average Exercise Price	Number Outstanding at December 31, 2004	Weighted Average Exercise Price
$0.55	200,000	.67 years	0.55	200,000	$0.55

NOTE 6

EMPLOYMENT AGREEMENT AND RELATED AMENDMENT

The Company entered into an employment agreement, effective January 1, 2000, with its President to pay him $135,000 per year with annual 10% increase and a bonus of 1% of gross commission revenues plus additional bonuses as stipulated. The President may also receive stock options to acquire 1,000,000 common shares at $3.00 per share based on the Company achieving stipulated revenue milestones. No options were issued as of December 31, 2004.

The President’s January 1, 2000 employment agreement was amended and restated on February 15, 2002 to reduce the annual salary to $75,000 effective January 1, 2002 and to remove all commission and revenue bonuses during the remaining term of the agreement (See Note 9).

NOTE 7

COMMITMENTS

(A) Operating Lease

On January 24, 2001, effective June 1, 2001, the Company entered into a three year office lease agreement for its North Carolina office. Annual rent is $11,298, payable monthly, with a 4% annual increase. Rent expense in 2004 and 2003 relating to this lease was $6,077 and $11,562, respectively.

On January 1, 2004, the Company entered into a two year lease agreement with its President. Annual rent is $10,800, payable monthly. Rent expense in 2004 relating to this lease was $10,800.

Future minimum lease payments as of December 31, 2004 are as follows:

2005	$10,800

(B) Loan Guarantee

The Company’s property under construction is collateral for a loan issued on that property held by a bank to a stockholder. The loan was originally made as part of the funding to construct the property in the name of the Company’s President. As of December 31, 2004, the loan has an outstanding balance of approximately $460,000.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

(C) Capital Lease

During 2004, the Company entered into a capital lease for office equipment. The lease requires 24 monthly payments of $177 and gives the Company the option to purchase the equipment for $1.00 upon completion of the lease. The equipment has a book value of approximately $2,420 at December 31, 2004. Future minimum lease payments under the capital lease are as follows as of December 31, 2004:

Year	Amount

2005	$2,124
2006	708
2,832
Less: interest	617
2,215
Less: current portion	1,419
Capital lease obligations – non-current	$796

NOTE 8

RELATED PARTIES

During 2003, the Company’s President transferred residential property held in his name to the Company for resale (See Note 8).

The Company’s President personally guarantees all amounts due under the line of credit (See Note 4).

The Company entered into an employment agreement with its President (See Note 6).

The Company entered into a lease agreement with its President (See Note 7).

NOTE 9

INCOME TAXES

There was no income tax expense for the years ended December 31, 2004 and 2003 due to the Company’s net losses. The Company’s tax expense differs from the “expected” tax expense (benefit) for the years ended December 31, 2004 and 2003 (computed by applying the Federal Corporate tax rate of 34% to expected tax loss) as follows:

	2004	2003

Computed “expected” tax expense (benefit)	$34,228	$(9,596)
Change in valuation allowance	(34,228)	9,596
	$—	$—

The effects of the temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, 2004 and 2003 are as follows:

Deferred tax assets:	2004	2003

Net operating loss carryforward (benefit)	$166,812	$201,040
Total gross deferred tax assets	166,812	201,040
Less valuation allowance	166,812	201,040

Net deferred tax assets	$—	$—

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

The Company has a net operating loss carryforward of approximately $490,600 available to offset future taxable income through 2024.

The valuation allowance at December 31, 2004 was $201,040, the net change in the valuation allowance for the year ended December 31, 2004 was a decrease of $34,228.

NOTE 10

SEGMENT INFORMATION

During 2004 and 2003, the Company operated in two identifiable reportable segments. In relation to the mortgage brokerage, approximately 99% and 68% of mortgage loans were originated in Florida and North Carolina, respectively.

The Company’s operations are classified into two reportable business segments: the mortgage brokerage and real estate development. Both of the Company’s business segments are headquartered and are conducting business only in the United States of America. There were no inter-segment sales or purchases. Consolidated financial information by business segment is summarized as follows:

	Mortgage Brokerage	Real Estate Development	Total
December 31, 2004
Assets	$46,898	$652,319	$699,217
Revenues	461,782	—	461,782
Capital asset additions	12,794	—	12,794
Depreciation and amortization	3,960	—	3,960
Segment profit and loss	$100,673	$—	$100,673

December 31, 2003 (Restated)
Assets	$46,296	$460,399	$506,695
Revenues	481,198	—	481,198
Capital asset additions	16,979	—	16,979
Depreciation and amortization	4,047	—	4,047
Segment profit and loss	$(25,473)	$(2,752)	$(28,225)

NOTE 11

GOING CONCERN

As reflected in the accompanying consolidated financial statements, the Company has a negative cash flow from operations of $ 67,805, a working capital deficiency of $517,104 and an accumulated deficit of $1,257,138 as of December 31, 2004. These factors raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to generate future profits or raise additional capital. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management has continued to cut its general and administrative costs and in 2004 and relocated its offices for a significant costs savings in rent. The Company intends to meet its obligations from generating income from operations. Management believes that the actions presently being taken provide the opportunity for the Company to continue as a going concern.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 (RESTATED)

NOTE 12

SUBSEQUENT EVENT

On January 19, 2005 we entered into a share for share exchange agreement with Medical Connections, Inc. The closing of the transaction is subject to the consent of our shareholders. The agreement calls for the company to issue 444,600 shares of common stock or approximally 95% of our outstanding shares upon a 100 to 1 reverse stock split. In addition, the company will purchase 100% of the outstanding shares owed by Bryon Webb for $200,000 and the spin off of the assets of the mortgage brokerage and real estate segments. As of May 9, 2005, the transaction has not closed.

SCHEDULE D

MEDICAL CONNECTIONS, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

MEDICAL CONNECTIONS, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

BAGELL, JOSEPHS & COMPANY, L.L.C.

Certified Public Accountants

High Ridge Commons

Suites 400-403

200 Haddonfield Berlin Road

Gibbsboro, New Jersey 08026

(856) 346-2828 Fax (856) 346-2882

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Medical Connections, Inc.

We have audited the accompanying balance sheet of Medical Connections, Inc.(a Florida corporation) as of December 31, 2004 and 2003 and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements for the years ended December 31, 2004 and 2003 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company sustained operating losses and has little recurring operating revenue, which raises substantial doubt about its ability to continue as a going concern. Management’s operating and financing plans in regard to these matters are also discussed in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Connections, Inc., as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the year and period then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9 to the financial statements, the Company’s previously issued December 31, 2004 and 2003 financial statements have been amended to reflect the cancellation of 2,550,000 shares issued to an officer in 2003. The Company has retroactively reflected the cancellation back to 2002. The cancellation of shares had no effect on the net loss or the deficits accumulated during the development stage.

Bagell, Josephs & Company LLC

Bagell, Josephs & Company LLC

Certified Public Accountants

Gibbsboro, New Jersey

February 14, 2005

MEMBER OF:

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

MEDICAL CONNECTIONS, INC
BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

	2004	Restated 2003
ASSETS
CURRENT ASSET
Cash	$315,906	$49,585

Total current assets	315,906	49,585

EQUIPMENT
Equipment	11,001	9,110
Less: accumulated depreciation	(2,155)	(191)
Net equipment	8,846	8,919

OTHER ASSETS
Security deposit	40,254	—

TOTAL ASSETS	$365,006	$58,504

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Liability for stock to be issued	$74,993	$50,000

Total current liabilities	74,993	50,000

STOCKHOLDERS’ EQUITY
Common stock, $.001 par value, 50,000,000 shares authorized,
7,096,916 and 6,180,000 shares issued and outstanding
at December 31, 2004 and 2003, respectively	7,096	6,180
Additional paid-in capital	1,095,820	179,820
Subscription receivable	(6,000)	(6,000)
Accumulated deficit	(806,903)	(171,496)

Total stockholders’ equity	290,013	8,504

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$365,006	$58,504

The accompanying notes are an integral part of these financial statements.

MEDICAL CONNECTIONS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	Restated 2003

REVENUES	$43,532	$15,342

OPERATING EXPENSES
Advertising and marketing	27,534	18,830
Administrative	77,620	21,352
Automotive	4,238	—
Contract Labor	88,300	—
Commissions	136,932	74,302
Compensation expense	232,475	9,332
Outside services	25,541	10,511
Payroll	38,226	10,748
Payroll taxes	3,800	1,198
Professional fees	24,341	10,905
Rent	11,960	15,515
Telephone	8,148	6,575
Travel and entertainment	10,860	7,379
Depreciation	1,964	191
Total operating expenses	691,939	186,838

NET (LOSS) BEFORE OTHER INCOME	(648,407)	(171,496)

OTHER INCOME
Litigation award	13,000	—

NET (LOSS) BEFORE PROVISION FOR INCOME TAXES	(635,407)	(171,496)
Provision for income taxes	—	—

NET (LOSS) APPLICABLE TO
COMMON SHARES	$(635,407)	$(171,496)

BASIC AND DILUTED LOSS
PER SHARE	(.10)	(.04)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES	6,068,386	4,508,203

The accompanying notes are an integral part of these financial statements.

MEDICAL CONNECTIONS, INC.
STATEMENT OF STOCKHOLDER’S EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Description	Common Stock		Additional Paid-In Capital	Restated Accumulated Deficit	Subscription Receivables	Restated Total
	Shares	Amount

Balance, January 1, 2003	6,000,000	$6,000	$—	$—	$(6,000)	$—

Common stock issued for cash	180,000	180	179,820	—	—	179,820

Net loss for the year	—	—	—	(171,496)	—	(171,496)

Balance, December 31, 2003	6,180,000	$6,180	$179,820	$(171,496)	$(6,000)	$8,504

Common stock issued for cash	916,916	916	916,000	—	—	916,916

Net loss for the year	—	—	—	(635,407)	—	(635,407)

Balance, December 31, 2004	7,096,916	$7,096	$1,095,820	$(806,903)	$(6,000)	$290,013

The accompanying notes are an integral part of these financial statements.

MEDICAL CONNECTIONS, INC
STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	Restated 2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(635,407)	$(171,496)

Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	1,964	191
Changes in assets and liabilities
(Increase) in security deposit	(40,254)	—

Net cash (used in) operating activities	(673,697)	(171,305)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(1,891)	(9,110)
Net cash (used in) investing activities	(1,891)	(9,110)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	916,916	180,000
Liabiltiy for stock to be issued	24,993	50,000
Net cash provided by financing activities	941,909	230,000

NET INCREASE IN CASH AND CASH
EQUIVALENTS	266,321	49,585

CASH AND CASH EQUIVALENTS
-BEGINNING OF YEAR	49,585	—

CASH AND CASH EQUIVALENTS
- END OF YEAR	$315,906	$49,585

The accompanying notes are an integral part of these financial statements.

MEDICAL CONNECTIONS, INC

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2003 AND FOR THE

PERIOD NOVEMBER 27, 2002 (INCEPTION) TO DECEMBER 31, 2002

(WITH CUMULATIVE TOTALS SINCE INCEPTION)

	2003	2002	Cumulative Totals November 27, 2002 (inception) to to December 31, 2003

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:

Cash paid during the period for:
Interest	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH
INFORMATION:

Subscription receivable for common stock issued to founders	$—	$8,550	$8,550

The accompanying notes are an integral part of these financial statements.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 1 -

ORGANIZATION AND BASIS OF PRESENTATION

Medical Connections, Inc. (the Company) was incorporated on November 27, 2002 under the laws of the State of Florida. The business purpose of the Company is to specialize in the recruiting and placing of healthcare professionals in a variety of settings.

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consists principally of currency on hand, demand deposits at commercial banks, and liquid investment funds having a maturity of three months or less at the time of purchase.

Equipment

Equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, three to five years. Reviews are regularly performed to determine whether facts and circumstances exist that indicate carrying amount of assets may not be recoverable or the useful life is shorter than originally estimated. The Company assesses the recoverability of its equipment by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.

If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives. When equipment is retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in operations.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Reclassification

Certain amounts for the year ended December 31, 2003 have been reclassified to conform to the presentation of the December 31, 2004 amounts. The reclassifications have no effect on net income for the year ended December 31, 2004

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting of income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled

Advertising

The Company’s policy is to expense the costs of advertising and marketing as they are incurred. Advertising expense for the year ended December 31, 2004 and 2003 was $27,534 and $18,830, respectively.

Start-up Costs

In accordance with the American Institute of Certified Public Accountants Statement of Position 98-5, “Reporting on the Costs of Start-up Activities”, the Company expenses all costs incurred in connection with the start-up and organization of the Company.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-Based Compensation

Employee stock awards under the Company’s compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”, and related interpretations. The Company provides the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”), and related interpretations. Stock-based awards to non-employees are accounted for under the provisions of SFAS 123 and has adopted the enhanced disclosure provisions of SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosure, an amendment of SFAS No. 123”.

The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees is less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted.

The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Common Stock Issued For Other Than Cash

Services purchased and other transactions settled in the Company’s common stock are recorded at the estimated fair value of the stock issued if that value is more readily determinable than the fair value of the consideration received.

Earnings (Loss) Per Share of Common Stock

Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

The following is a reconciliation of the computation for basic and diluted EPS:

	2004	2003

Net income (loss)	$(635,407)	$(171,496)

Weighted average common shares outstanding (Basic)	6,068,386	4,508,203

Weighted average common stock equivalents
Stock options	—	—
Warrants	—	—

Weighted average common shares outstanding (Diluted)	6,068,386	4,508,20

There are no common stock equivalents outstanding at December 31, 2004 and 2003.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents and liability for stock to be issued approximate fair value because of the immediate or short-term maturity of these financial instruments.

Recent Accounting Pronouncements

In December 2002, the FASB issued Statement No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure, an amendment of FASB Statement No. 123”(“SFAS 148”). SFAS 148 amends FASB Statement No. 123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. Finally, this Statement amends Accounting Principles Board (“APB”) Opinion No. 28, “Interim Financial Reporting”, to require disclosure about those effects in interim financial information. SFAS 148 is effective for financial statements for fiscal years ending after December 15, 2002. The Company will continue to account for stock-based employee compensation using the intrinsic value method of APB Opinion No. 25, “Accounting for Stock Issued to Employees,” but has adopted the enhanced disclosure requirements of SFAS 148.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

In May 2003, the FASB issued SFAS Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company’s results of operations or financial position.

NOTE 3 -

EQUIPMENT

Equipment consist of the following at December 31, 2003 and 2002:

	2004	2003

Computer and office equipment	$11,001	$9,110
Less: accumulated depreciation	(2,155)	(191)

Net book value	$8,846	$8,919

Depreciation expense for the years ended December 31, 2004 and 2003 was $1,964 and $191, respectively.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 4 -

STOCKHOLDERS’ EQUITY (DEFICIT)

Common Stock

As of December 31, 2003, the Company has 50,000,000 shares of common stock authorized at $0.001 par value and 6,180,000 issued and outstanding.

The following details the stock transactions for the Company for the year ended December 31, 2003:

The Company issued 180,000 shares of its common stock for $180,000.

The following details the stock transactions for the year ended December 31, 2004:

In November 2002, the Company issued 2,550,000 shares to one of its founders. In September of 2004, 2,550,000 of these shares were cancelled by the Company. The Company has retroactively reflected the cancellation of these shares back to 2002.

The Company issued 916,916 shares of par value $.001 stock valued at $1.00 per share for cash for a total value of $916,916.

NOTE 5 -

PROVISION FOR INCOME TAXES

The Company accounts for income taxes using the liability method. At December 31, 2004 and 2003 deferred tax assets consist of the following:

	2004	2003

Deferred tax asset	$242,100	$51,449

Less: valuation allowance	(242,100)	(51,449)

Net deferred tax assets	$—	$—

At December 31, 2004, the Company had accumulated deficits approximating $807,000, available to offset future taxable income through 2024. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in the future period.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 6 -

RELATED PARTY TRANSACTION

The Company utilized office space at the personal residence of one of the shareholders of the Company and was not charged any rental expense for said office usage for the year ended December 31, 2002. This agreement ceased to exist on November 1, 2003 as a new office facility was leased as of that.

NOTE 7-

OPERATING LEASES

The Company leases office space under a sixty-three month lease commencing December 31, 2004 with a renewal option for a five-year period. Monthly payments under the current lease are $3,978. The Company is required to pay property taxes, utilities, insurance and other costs relating to the leased facilities.

The following is a schedule by years of future minimum rental payments required under operating lease that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2004:

For the years ending December 31,

2005	$47,740
2006	49,172
2007	50,647
2008	52,166
2009	53,731
Total minimum payments required	$253,456

NOTE 8 -

GOING CONCERN

The accompanying financial statements have been prepared in accordance with accounting principals generally accepted in the United States of America, which contemplates continuation of the Company as a going concern. The Company has sustained operating losses, and has little recurring revenues to sustain its operations. These items raise substantial doubt about the Company’s ability to continue as a going concern.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 8 -

GOING CONCERN (CONTINUED)

In view of these matters, realization of the assets of the Company is dependent upon the Company’s ability to meet its financial requirements and the success of future operations. These financial statements do not include adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

The Company’s continued existence is dependent upon its ability to generate sufficient cash flows from equity financing and product revenues. The Company anticipates generating revenues in the first quarter of 2004.

NOTE 9 -

RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

The Company has restated their financial statements due to the cancellation of 2,550,000 shares issued to a founder in the year ended 2003. The Company has retroactively reflected the cancellation back to the year ended 2002. This restatement had no effect on net income.

NOTE 10 -

SUBSEQUENT EVENT

Effective as of January 26, 2005, the Company entered into a share for share exchange agreement with Webb Mortgage Depot, Inc. Webb Mortgage Depot, Inc. is a publicly traded company on the OTC bulletin board (WBBM). The transaction will be accounted for as a reverse merger with the operations at Medical Connections, Inc. being the surviving entity. The anticipating closing date is March 2005.

SCHEDULE E

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2005

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONTENTS

PAGE	E-3	CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2005 (UNAUDITED)

PAGE	E-4	CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2004 (UNAUDITED)

PAGE	E-5	CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004 (UNAUDITED)

PAGE	E-6	NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2005

(UNAUDITED)

ASSETS
CURRENT ASSETS
Cash	$47,812
Total Current Assets	47,812

PROPERTY AND EQUIPMENT, NET	11,939

OTHER ASSETS
Real estate	652,319

TOTAL ASSETS	$712,070

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$11,745
Accrued rent – related party	13,450
Lines of credit	51,402
Capital lease payable	976
Stockholder loan	451,335
Total Current Liabilities	528,908

STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 25,000,000 shares authorized, 4,209,144 and no shares issued and outstanding, respectively	4,209
Additional paid in capital	1,401,277
Accumulated deficit	(1,222,324)
Total Stockholders’ Equity	183,162

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$712,070

See accompanying notes to condensed consolidated financial statements.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

	For The Three Months Ended June 30,		For The Six Months Ended June 30,
	2005	2004	2005	2004
REVENUE	$136,502	$130,543	$234,395	$213,647

OPERATING EXPENSES
Mortgage application costs and expenses	50,972	30,693	72,010	54,013
Advertising	11,860	10,195	21,571	38,891
General and administrative	58,242	37,573	100,597	74,582
Total Operating Expenses	121,074	78,461	194,178	167,486

INCOME FROM OPERATIONS	15,428	52,082	40,217	46,161

OTHER INCOME (EXPENSE)
Interest expense	(1,193)	(932)	(5,403)	(1,919)
Total Other Income	(1,193)	(932)	(5,260)	(1,919)

Income Before Provision for Income Taxes	14,235	51,150	34,814	44,242

Provision for Income Taxes	—	—	—	—

NET INCOME	$14,235	$51,150	34,814	44,242

Net income per share - basic and diluted	$—	$.01	$.01	$.01

Weighted average number of shares outstanding during the period - basic and diluted	4,209,144	4,169,144	4,209,144	4,169,144

See accompanying notes to condensed consolidated financial statements.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For The Six Months Ended June 30,
	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$34,814	$44,242
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	1,990	2,594
Changes in operating assets and liabilities:
Increase (decrease) in accounts payable and accrued expenses	(14,598)	22,671
Increase in accrued rent – related party	2,650	—
Net Cash Provided By Operating Activities	24,856	69,507

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in real estate held for resale (net)	—	(73,653)
Purchase of property and equipment	—	(9,959)
Net Cash Provided By (Used In) Investing Activities	—	(83,612)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on capital leases	(1,239)	—
Advances (payments) to stockholder	(8,357)	16,553
Lines of credit	(417)	(359)
Net Cash Used In Investing Activities	(10,013)	16,194

NET INCREASE IN CASH	14,843	2,089

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	32,969	30,257

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$47,812	$32,346

See accompanying notes to condensed consolidated financial statements.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2005

(UNAUDITED)

NOTE 1

BASIS OF PRESENTATION AND ORGANIZATION

(A) Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information necessary for a comprehensive presentation of financial position and results of operations.

It is management’s opinion however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statements presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

(B) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C) Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(D) Earnings Per Share

Basic and diluted net income per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, “Earnings Per Share.” As of June 30, 2005 and 2004, there were no common share equivalents outstanding.

(E) Concentrations

The Company maintains its cash in bank deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts as of June 30, 2005, and believes it is not exposed to any significant credit risk.

As a result of such concentrations in the real estate business, the entity is vulnerable to a potential severe impact in the near-term with regard to this segment of business. Severe impact is defined as the effect of disrupting the normal functioning of the entity. As of June 30, 2005, there have been no events that have adversely effected the operations of the Company.

(F) Segment Reporting

The Company complies with SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." Based upon definitions contained within SFAS No. 131, the Company has determined that it operates in two segments; mortgage brokerage and real estate development.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2005

(UNAUDITED)

(G) Long-Lived Assets

The Company accounts for long-lived assets under the Statements of Financial Accounting Standards Nos. 142 and 144 “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets” (“SFAS No. 142 and 144”). In accordance with SFAS No. 142 and 144, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, goodwill and intangible assets, the recoverability test is performed using undiscounted net cash flows related to the long-lived assets.

(H) Income Taxes

For the three months ended June 30, 2005, the Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

NOTE 2

GOING CONCERN

As reflected in the accompanying consolidated financial statements, the Company has a working capital deficiency of $481,096 and an accumulated deficit of $1,222,324 as of June 30, 2005. These factors raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to generate future profits or raise additional capital. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2005

(UNAUDITED)

Management has continued to cut its general and administrative costs in 2005. The Company intends to meet its obligations from generating income from operations. Management believes that the actions presently being taken provide the opportunity for the Company to continue as a going concern.

NOTE 3

LINES OF CREDIT

The Company maintained an overdraft credit line with a bank for funds up to $5,000. The principal amount is due on demand. The line bears interest at prime plus (8.50% as of June 30, 2005). Amounts outstanding, including accrued interest at June 30, 2005 were $3,147.

The Company maintains a $50,000 line of credit with a bank. The line bears interest at prime plus (8.25% at June 30, 2005). The loan is due on demand and is secured by all assets of the Company with a guarantee by the President of the Company. Amounts outstanding including accrued interest at June 30, 2005 were $48,255.

NOTE 4

SEGMENT INFORMATION

The Company's operations are classified into two reportable business segments: the mortgage brokerage and real estate development. Both of the Company’s business segments are headquartered and are conducting business only in the United States of America. There were no inter-segment sales or purchases. Consolidated financial information by business segment is summarized as follows:

June 30, 2005	Mortgage Brokerage	Real Estate Development	Total

Assets	$59,751	$652,319	$712,070
Revenues	230,895	3,500	234,395
Capital asset additions	—	—	—
Depreciation and amortization	1,990	—	1,990
Segment profit and loss	$36,717	$(1,903)	$34,814

June 30, 2004	Mortgage Brokerage	Real Estate Development	Total

Assets	$56,728	$620,098	$676,826
Revenues	213,647	—	213,647
Capital asset additions	9,959	73,653	83,612
Depreciation and amortization	2,594	—	2,594
Segment profit and loss	$46,161	$(1,919)	$44,242

NOTE 5

SUBSEQUENT EVENT

On August 1, 2005 we entered into a share for share exchange agreement with Medical Connections, Inc. The closing of the transaction is subject to the consent of our shareholders. The agreement calls for the company to issue 444,600 shares of common stock or approximately 95% of our outstanding shares upon a 100 to 1 reverse stock split. In addition, the company will purchase 100% of the outstanding shares owned by Bryon Webb for $200,000. As of August 10, 2005, the transaction has not closed.

SCHEDULE F

MEDICAL CONNECTIONS, INC.

FINANCIAL STATEMENTS-UNAUDITED

JUNE 30, 2005 AND 2004

MEDICAL CONNECTIONS, INC.

FINANCIAL STATEMENTS-UNAUDITED

JUNE 30, 2005 AND 2004

TABLE OF CONTENTS

Unaudited Financial Statements:

Balance Sheets as of June 30, 2005 and 2004

Statements of Operations for the six and three months ended June 30, 2005 and June 30, 2004

Statements of Cash Flow for the six months ended June 30, 2005 and June 30, 2004

Notes to Financial Statements

MEDICAL CONNECTIONS, INC.

BALANCE SHEETS-UNAUDITED

JUNE 30, 2005 AND 2004

	2005	2004
ASSETS

CURRENT ASSETS
Cash	$568,572	$33,434
Accounts Receivable - Net	133,500	—

Total current assets	702,072	33,434

EQUIPMENT
Equipment	140,471	9,425
Less: accumulated depreciation	(9,879)	(1,173)
Net equipment	130,592	8,252

OTHER ASSETS
Security deposit	33,213	—

TOTAL ASSETS	$865,877	$41,686

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Liability for stock to be issued - Net	$626,398	$50,000

Total current liabilities	626,398	50,000

STOCKHOLDERS' EQUITY
Common stock, $.001 par value, 50,000,000 shares authorized, 7,974,416 and 6,385,000 shares issued and outstanding at June 30, 2005 and 2004, respectively	7,974	6,385
Additional paid-in capital	1,972,443	384,615
Subscription receivable	(166,000)	(66,000)
Accumulated deficit	(1,574,938)	(333,314)

Total stockholders' equity (deficit)	239,479	(8,314)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$865,877	$41,686

The accompanying notes are an integral part of these financial statements.

MEDICAL CONNECTIONS, INC.

STATEMENTS OF OPERATIONS-UNAUDITED

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2005 AND 2004

	Six Months Ended June 30,		Three Months Ended June 30,
	2005	2004	2005	2004

REVENUES	$217,350	$2,383	$127,750	$—

OPERATING EXPENSES
Advertising and marketing	2,865	6,670	597	2,105
Administrative	166,561	22,004	127,084	14,413
Automotive	2,489	1,477	1,184	954
Contract labor	187,065	5,000	67,690	—
Compensation expense	100,000	—	50,000	—
Outside services	275,114	65,030	160,639	16,000
Payroll	95,929	43,624	71,551	30,615
Payroll taxes	9,786	9,788	7,265	5,286
Professional fees	63,985	10,753	35,565	5,038
Rent	26,082	5,300	16,921	3,180
Telephone	12,872	3,830	9,265	2,375
Travel and entertainment	15,111	2,743	9,441	1,355
Placement fee	19,800	—	—	—
Depreciation	7,724	982	3,726	463
Total operating expenses	985,383	177,201	560,928	81,784

NET (LOSS) BEFORE OTHER INCOME	(768,033)	(174,818)	(433,178)	(81,784)

OTHER INCOME
Litigation award	—	13,000	—	10,500

NET (LOSS) BEFORE PROVISION FOR INCOME TAXES	(768,033)	(161,818)	(433,178)	(71,284)
Provision for income taxes	—	—	—	—

NET (LOSS) APPLICABLE TO COMMON SHARES	$(768,033)	$(161,818)	$(433,178)	$(71,284)

BASIC AND DILUTED LOSS PER SHARE	$(0.1021)	$(0.0257)	$(0.0552)	$(0.0112)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	7,523,891	6,296,401	7,851,969	6,345,440

The accompanying notes are an integral part of these financial statements.

MEDICAL CONNECTIONS, INC

STATEMENTS OF CASH FLOW-UNAUDITED

FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

	2005	2004

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(768,033)	$(161,818)

Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation	7,724	982
Changes in assets and liabilities
(Increase) in accounts receivable	(133,500)
Decrease in security deposit	7,041
Increase in subscription receivable	—	(60,000)

Net cash (used in) operating activities	(886,768)	(220,836)

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of equipment	(129,471)	(315)
Net cash (used in) investing activities	(129,471)	(315)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	877,500	205,000
Liability for stock to be issued, net	391,405	—

Net cash provided by financing activities	1,268,905	205,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	252,666	(16,151)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	315,906	49,585

CASH AND CASH EQUIVALENTS - END OF PERIOD	$568,572	$33,434

The accompanying notes are an integral part of these financial statements.

MEDICAL CONNECTIONS, INC

STATEMENTS OF CASH FLOWS (CONTINUED)-UNAUDITED

FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

	2005	2004

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for:
Interest	$—	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION:

Subscription receivable for common stock issued to founders	$—	$—

The accompanying notes are an integral part of these financial statements.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

JUNE 30, 2005 AND 2004

NOTE 1 -

ORGANIZATION AND BASIS OF PRESENTATION

Medical Connections, Inc. (the Company) was incorporated on November 27, 2002 under the laws of the State of Florida. The business purpose of the Company is to specialize in the recruiting and placing of healthcare professionals in a variety of settings.

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consists principally of currency on hand, demand deposits at commercial banks, and liquid investment funds having a maturity of three months or less at the time of purchase.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash equivalents and accounts receivable.

The Company’s policy is to review the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy. In the ordinary course of business, the Company has bank deposits that may exceed federally insured limits. As of June 30, 2005 and 2004, the Company had $368,571 and $0 in excess of the $100,000 insured limit.

Concentration of credit risk, with respect to accounts receivable-customers, is limited through the Company’s credit evaluation process. The Company reviews the credit history before extending credit. Generally, the Company does not require collateral from its customers.

Equipment

Equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, three to five years. Reviews are regularly performed to determine whether facts and circumstances exist that indicate carrying amount of assets may not be recoverable or the useful life is shorter than originally estimated. The Company assesses the recoverability of its equipment by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.

If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives. When equipment is retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in operations.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

JUNE 30, 2005 AND 2004

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Reclassification

Certain amounts for the six months ended June 30, 2004 have been reclassified to conform to the presentation of the June 30, 2005 amounts. The reclassifications have no effect on operations for the six months ended June 30, 2004.

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting of income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

Advertising

The Company’s policy is to expense the costs of advertising and marketing as they are incurred. Advertising expense for the six months ended June 30, 2005 and 2004 was $2,865 and $6,670, respectively.

Start-up Costs

In accordance with the American Institute of Certified Public Accountants Statement of Position 98-5, “Reporting on the Costs of Start-up Activities”, the Company expenses all costs incurred in connection with the start-up and organization of the Company.

Stock-Based Compensation

Employee stock awards under the Company's compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”, and related interpretations. The Company provides the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”), and related interpretations. Stock-based awards to non-employees are accounted for under the provisions of SFAS 123 and has adopted the enhanced disclosure provisions of SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosure, an amendment of SFAS No. 123”.

The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees is less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

JUNE 30, 2005 AND 2004

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-Based Compensation (Continued)

The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

Common Stock Issued For Other Than Cash

Services purchased and other transactions settled in the Company's common stock are recorded at the estimated fair value of the stock issued if that value is more readily determinable than the fair value of the consideration received.

Earnings (Loss) Per Share of Common Stock

Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

The following is a reconciliation of the computation for basic and diluted EPS:

	June 2005	June 2004

Net income (loss)	$(768,033)	$(161,818)

Weighted average common shares outstanding (Basic)	7,523,891	6,296,401

Weighted average common stock equivalents
Stock options	—	—
Warrants	—	—

Weighted average common shares outstanding (Diluted)	7,523,891	6,296,401

There are no common stock equivalents outstanding at June 30, 2005 and 2004.

Revenue Recognition

The Company records its transactions under the accrual method of accounting whereby income is recognized when the services are rendered and collection is reasonably assured.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

JUNE 30, 2005 AND 2004

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents and liability for stock to be issued approximate fair value because of the immediate or short-term maturity of these financial instruments.

Recent Accounting Pronouncements

In December 2002, the FASB issued Statement No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure, an amendment of FASB Statement No. 123” (“SFAS 148”). SFAS 148 amends FASB Statement No. 123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. Finally, this Statement amends Accounting Principles Board (“APB”) Opinion No. 28, “Interim Financial Reporting”, to require disclosure about those effects in interim financial information. SFAS 148 is effective for financial statements for fiscal years ending after December 15, 2002. The Company will continue to account for stock-based employee compensation using the intrinsic value method of APB Opinion No. 25, “Accounting for Stock Issued to Employees,” but has adopted the enhanced disclosure requirements of SFAS 148.

In May 2003, the FASB issued SFAS Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable.

It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company’s results of operations or financial position.

On December 16, 2004, the Financial Accounting Standards Board (“FASB”) published Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (“SFAS 123R”). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective for small business issuers as of the first interim period that begins after December 15, 2005. Accordingly, the Company will implement the revised standard in the fourth quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not necessarily require the recognition of compensation cost in the financial statements. Management is assessing the implications of this revised standard, which may materially impact the Company’s results of operations in the fourth quarter of fiscal year 2005 and thereafter.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

JUNE 30, 2005 AND 2004

NOTE 3-

EQUIPMENT

Equipment consists of the following at June 30, 2005 and 2004:

	2005	2004

Computer and office equipment	$58,622	$9,425
Furniture	59,774	—
Leasehold improvements	22,075	—
Less: accumulated depreciation	(9,879)	(1,173)

Net book value	$130,592	$8,252

Depreciation expense for the six months ended June 30, 2005 and 2004 was $7,724 and $982, respectively.

NOTE 4 -

STOCKHOLDERS’ EQUITY

Common Stock

As of June 30, 2005, the Company has 50,000,000 shares of common stock authorized at $0.001 par value and 7,974,416 issued and outstanding.

In November 2002, the Company issued 2,550,000 shares to one of its founders. In September of 2004, these shares were cancelled by the Company. The Company has retroactively reflected the cancellation of these shares back to 2002.

The following details the stock transactions for the Company for the six months ended June 30, 2004:

The Company issued 205,000 shares of par value .001 stock valued at $1.00 per share for cash for a total of $205,000.

The following details the stock transactions for the six months ended June 30, 2005:

The Company issued 877,500 shares of par value $.001 stock valued at $1.00 per share for cash for a total value of $877,500.

The Company owes $626,348 and $50,000 at June 30, 2005 and 2004 for cash received and stock owed for the cash.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

JUNE 30, 2005 AND 2004

NOTE 5 -

PROVISION FOR INCOME TAXES

The Company accounts for income taxes using the liability method. At June 30, 2005 and 2004 net deferred tax assets consist of the following:

	2005	2004

Deferred tax asset	$472,500	$99,994

Less: valuation allowance	(472,500)	(99,994)

Net deferred tax assets	$—	$—

At June 30, 2005, the Company had accumulated deficits approximating $1,575,000, available to offset future taxable income through 2024. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in the future period.

NOTE 6-

OPERATING LEASES

The Company leases office space under a sixty-three month lease commencing December 31, 2004 with a renewal option for a five-year period. The lease did not take effect until March 2005 due to delays in construction. Monthly payments under the lease are $7,311. According to the terms of the lease, the rent will increase 3% each year. The Company is required to pay property taxes, insurance and other costs relating to the leased facilities. Utilities and common area maintenance are included in the monthly rent amount.

The following is a schedule by years of future minimum rental payments required under operating lease that have initial or remaining noncancelable lease terms in excess of one year as of June 30, 2005:

2005	$87,732
2006	90,364
2007	93,075
2008	95,867
2009	98,743
Total minimum payments required	$465,781

NOTE 7 -

GOING CONCERN

The accompanying financial statements have been prepared in accordance with accounting principals generally accepted in the United States of America, which contemplates continuation of the Company as a going concern. The Company has sustained operating losses, and has little recurring revenues to sustain its operations. These items raise substantial doubt about the Company’s ability to continue as a going concern.

In view of these matters, realization of the assets of the Company is dependent upon the Company’s ability to meet its financial requirements and the success of future operations. These financial statements do not include adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

MEDICAL CONNECTIONS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

JUNE 30, 2005 AND 2004

NOTE 7 -

GOING CONCERN (CONTINUED)

The Company’s continued existence is dependent upon its ability to generate sufficient cash flows from equity financing and product revenues.

NOTE 8 -

SUBSEQUENT EVENT

On January 26, 2005, the Company entered into a share for share exchange agreement with Webb Mortgage Depot, Inc. Webb Mortgage Depot, Inc. is a publicly traded company on the OTC bulletin board (WBBM). The anticipating closing date is September 2005.

SCHEDULE G

AMENDED ARTICLES OF INCORPORATION

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION OF

WEBB MORTGAGE DEPOT, INC.

ARTICLE I

NAME

The name of the Corporation shall be Medical Connections, Inc.

The amendment was duly approved by the Shareholders and will be effective on filing with the Secretary of State.

___________________________________

Its Authorized Signatory

G-1

SCHEDULE H

DISSENTERS RIGHTS TO APPRAISAL UNDER FLORIDA LAW

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607.1301 Appraisal rights; definitions.--The following definitions apply to ss. 607.1302-607.1333:

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(1) “Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

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(2) “Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.

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(3) “Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

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(4) “Fair value” means the value of the corporation’s shares determined:

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(a) Immediately before the effectuation of the corporate action to which the shareholder objects.

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(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

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(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

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(6) “Preferred shares” means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

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(7) “Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

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(8) “Senior executive” means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

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(9) “Shareholder” means both a record shareholder and a beneficial shareholder.

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607.1302 Right of shareholders to appraisal.--

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(1) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

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(a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104;

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(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

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(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

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(d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

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(e) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

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1. Altering or abolishing any preemptive rights attached to any of his or her shares;

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2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

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3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder’s voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

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4. Reducing the stated redemption price of any of the shareholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

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5. Making noncumulative, in whole or in part, dividends of any of the shareholder’s preferred shares which had theretofore been cumulative;

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6. Reducing the stated dividend preference of any of the shareholder’s preferred shares; or

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7. Reducing any stated preferential amount payable on any of the shareholder’s preferred shares upon voluntary or involuntary liquidation.

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(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

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(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

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1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

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2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

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(b) The applicability of paragraph (a) shall be determined as of:

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1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

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2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

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(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

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(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

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1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

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a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

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b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

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2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

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a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

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b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

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c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

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(e) For the purposes of paragraph (d) only, the term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

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(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

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(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

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(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation’s articles of incorporation, bylaws, or board of directors’ resolution authorizing the corporate action; or

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(b) Was procured as a result of fraud or material misrepresentation.

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607.1320 Notice of appraisal rights.--

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(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

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(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

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(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders’ meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

PROXY

WEBB MORTGAGE DEPOT, INC.

SPECIAL MEETING OF SHAREHOLDERS – TO BE HELD ON __, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WEBB MORTGAGE DEPOT, INC.

The undersigned shareholder of record of WEBB MORTGAGE DEPOT, INC., a Florida corporation (the “Company”), hereby appoints each of Byron Webb and Harvey Judkowitz , each with full power of substitution, as proxy to cast all votes which the undersigned shareholder is entitled to cast at the Special Meeting of Shareholders to be held at the Company’s offices on                 , at                 Eastern time at                 , or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE PRINCIPAL TERMS OF THE SHARE FOR SHARE EXCHANGE AGREEMENT WITH MEDICAL CONNECTION, INC., “FOR” THE APPROVAL TO REVERSE SPLIIT THE COMPANY’S COMMON STOCK ON A 100:1 BASIS. AND “FOR” THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE COMPANY’S NAME TO “MEDICAL CONNECTIONS, INC.” THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE COMPANY’S PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.

PROPOSAL NO. 1:

To consider and vote upon the approval of the principal terms of a SHARE FOR SHARE EXCHANGE AGREEMENT among the Company, Medical Connections, Inc. and the shareholders of Medical Connections, Inc. pursuant to which we will acquire all of the issued and outstanding shares of common stock of Medical Connections, in exchange for the issuance of up to 444,600 shares of the Company’s Common Stock so that, immediately following closing, the former stockholders of Medical Connections will own approximately 95%of the Company’s issued and outstanding Common Stock and Mr. Webb will receive payment in the amount of $200,000 in exchange for the redemption of all shares of common stock owned by Mr. Webb.

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

PROPOSAL NO. 2:

To approve the election of Joseph Azzata to our Board of Directors

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

To approve the election of Anthony Nicolosi to our Board of Directors

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

PROPOSAL NO. 3:

To approve a reverse split of the Company’s common stock on a 100 for 1 basis and maintain the number of authorized shares at 25 million.

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

PROPOSAL NO. 4:

To approve an amendment to the Company’s Articles of Incorporation, as amended, to change the Company’s name to “Medical Connections, Inc.”

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

________________________________

Signature(s)

________________________________

Date: ______________________, 2005

Please sign above exactly as your name appears on the Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustee(s), guardian(s), executor(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope. Please return promptly in the enclosed envelope which requires no postage if mailed in the U.S.A